     As filed with the Securities and Exchange Commission on February 28, 1996
                                                SECURITIES ACT FILE NO. 33-65632
                                        INVESTMENT COMPANY ACT FILE NO. 811-7840

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                           ---------------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933        /X/


                          PRE-EFFECTIVE AMENDMENT NO.           / /
                         POST-EFFECTIVE AMENDMENT NO. 3         /X/


                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                         INVESTMENT COMPANY ACT OF 1940         /X/



                                 AMENDMENT NO. 5                /X/
                        (Check appropriate box or boxes)


                           ---------------------------

                                WSIS SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)
                  787 Seventh Avenue, New York, New York  10019
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (212) 492-6000

                                   ----------

It is proposed that this filing will become effective (Check appropriate box):


                immediately upon filing pursuant to paragraph (b)
          -----
            X   on March 1, 1996 pursuant to paragraph (b)
          -----
                75 days after filing pursuant to paragraph (a)
          -----
                on (date) pursuant to paragraph (a) of Rule 485
          -----


                                   ----------


                               CATHERINE A. MAZZA
                                 VICE PRESIDENT
                                WSIS SERIES TRUST
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK  10019
                     (Name and Address of Agent for Service)


                                   Copies to:
                            TIMOTHY W. DIGGINS, ESQ.
                                  ROPES & GRAY
                             ONE INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS  02110-2624

                                   ----------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   As soon as practicable after this Registration Statement becomes effective.

                                   ----------

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 and filed a Rule 24f-2 notice for its fiscal year most recently ended on December 19, 1995.

                                  WSIS SERIES TRUST

                                CROSS REFERENCE SHEET
                             (AS REQUIRED BY RULE 481(a))


PART A
                N-1A Item No.                        Location

1.  Cover Page . . . . . . . . . . . . . . . . . .   Cover page
2.  Synopsis . . . . . . . . . . . . . . . . . . .   Summary of expenses
3.  Condensed Financial Information. . . . . . . .   Financial Highlights
4.  General Description of Registrant. . . . . . .   Investment objectives and
                                                     policies; Additional
                                                     information about the
                                                     Trust
5.  Management of the Fund . . . . . . . . . . . .   Additional information
                                                     about the Trust;
                                                     Management of the Trust
5A. Management's Discussion of Fund Performance. .   Not applicable
6.  Capital Stock and Other Securities . . . . . .   Additional information
                                                     about the Trust;
                                                     Distributions
7.  Purchase of Securities Being Offered . . . . .   How to buy shares;
                                                     Determination of Net Asset
                                                     Value
8.  Redemption or Repurchase . . . . . . . . . . .   How to sell shares
9.  Pending Legal Proceedings. . . . . . . . . . .   Not Applicable

PART B

                 N-1A Item No.                       Location

10. Cover Page . . . . . . . . . . . . . . . . . .   Cover Page
11. Table of Contents. . . . . . . . . . . . . . .   Cover Page
12. General Information and History. . . . . . . .   Additional information
                                                     about the Trust (Part A)
13. Investment Objectives and Policies . . . . . .   Investment Objectives and
                                                     Policies of the Trust;
                                                     Investment Restrictions;
14. Management of the Registrant . . . . . . . . .   Management Contract
15. Control Persons and Principal Holders
    of Securities. . . . . . . . . . . . . . . . .   Principal Holders of
                                                     Securities
16. Investment Advisory and Other Services . . . .   Management Contract
17. Brokerage Allocation . . . . . . . . . . . . .   Management Contract
                                                     (Brokerage and Research
                                                     Services)
18. Capital Stock and Other Securities . . . . . .   Additional information
                                                     about the Trust (Part A);
                                                     Distributions (Part A)
19. Purchase, Redemption, and Pricing
    of Securities Being Offered. . . . . . . . . .   How to buy shares (Part
                                                     A); How to sell shares
                                                     (Part A); Determination of
                                                     Net Asset Value
20. Tax Status . . . . . . . . . . . . . . . . . .   Taxes (Part A); Taxes
21. Underwriters . . . . . . . . . . . . . . . . .   Principal Underwriter
22. Calculation of Performance Data. . . . . . . .   Performance Information

23. Financial Statements . . . . . . . . . . . . .   Financial Statements

PART C

    The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                               WSIS SERIES TRUST
                                   PROSPECTUS
                                 MARCH 1, 1996



WSIS Series Trust is a no-load, open-end management investment company offering in this Prospectus shares of beneficial interest in five separate investment portfolios: Wertheim Equity Value Fund, Wertheim Small Capitalization Value Fund, Wertheim High Yield Income Fund, Wertheim Investment Grade Income Fund, and Wertheim Short-Term Investment Fund. Schroder Wertheim Investment Services, Inc. ("SWIS") serves as investment adviser to each of the Funds.



The Trust provides investors an opportunity to design their own investment programs through investing in a wide range of mutual funds managed by SWIS. Each Fund pursues its investment objectives through the investment policies described in this Prospectus. WERTHEIM HIGH YIELD INCOME FUND INVESTS PRIMARILY IN LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST THAN HIGHER-RATED SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THAT FUND.



This Prospectus explains concisely the information about the Trust that a prospective investor should know before investing in the Funds. Please read it carefully and keep it for future reference. Investors can find more detailed information about the Trust in the March 1, 1996 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information, please call 1-800-464-3108. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 (This page has been left blank intentionally.)


                                       2
                               WSIS SERIES TRUST

TABLE OF CONTENTS


                                                                                                       Page
                                                                                                    -----------
Summary of Expenses...............................................................................           4

Financial Highlights..............................................................................           5

Investment objectives and policies................................................................           8

    Wertheim Equity Value Fund....................................................................           8

    Wertheim Small Capitalization Value Fund......................................................           9

    Wertheim High Yield Income Fund...............................................................          10

    Wertheim Investment Grade Income Fund.........................................................          13

    Wertheim Short-Term Investment Fund...........................................................          14

    Other investment practices and risk considerations............................................          16

    Portfolio turnover............................................................................          19

How to buy shares.................................................................................          19

How to sell shares................................................................................          20

Exchanges.........................................................................................          21

Determination of net asset value..................................................................          21

Distributions.....................................................................................          21

Taxes.............................................................................................          22

Management of the Trust...........................................................................          23

Performance information...........................................................................          24

Additional information about the Trust............................................................          24

APPENDIX A -- Ratings Descriptions................................................................          26


                                       3
                               WSIS SERIES TRUST

SUMMARY OF EXPENSES


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize your maximum transaction costs from investing in the Funds and expenses incurred by the Funds based on their most recent fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases........................................       None
Maximum Sales Load Imposed on Reinvested Dividends.............................       None
Deferred Sales Load............................................................       None
Redemption Fees................................................................       None
Exchange Fee...................................................................       None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                     Wertheim
                                                       Wertheim        Small       Wertheim       Wertheim       Wertheim
                                                        Equity     Capitalization High Yield     Investment     Short-Term
                                                         Value         Value        Income      Grade Income    Investment
                                                         Fund          Fund          Fund           Fund           Fund
                                                      -----------  -------------  -----------  ---------------  -----------
Management Fees (after expense limitation)..........         .75           .95           .49            .12            .35
12b-1 Fees (after expense limitation)...............        None          None          None           None           None
Other Expenses (after expense limitation)...........         .65           .75           .65            .62            .63
Total Fund Operating Expenses (after expense
 limitation)........................................        1.40          1.70          1.14            .74            .98



The tables are provided to help you understand the expenses of investing in each of the Funds and your share of the operating expenses each of the Funds incurs. During fiscal 1995, Management Fees, Other Expenses, and Total Fund Operating Expenses for the Small Capitalization Value Fund were .89%, .67%, and 1.56%, respectively, reflecting expense limitations in effect during the year. The Management Fees, Other Expenses, and Total Fund Operating Expenses shown in the table above for each of the Funds other than the Equity Value and Small Capitalization Value Funds reflect expense limitations


                                       4
                               WSIS SERIES TRUST
currently in effect. See "Management of the Trust" below. The following table shows the Management Fees, Other Expenses, and Total Fund Operating Expenses for each of those Funds based on the Funds' most recent fiscal year, as a percentage of average net assets, in the absence of the expense limitations.



                                                                             Wertheim        Wertheim        Wertheim
                                                                            High Yield      Investment      Short-Term
                                                                              Income       Grade Income     Investment
                                                                               Fund            Fund            Fund
                                                                           -------------  ---------------  -------------
Management Fees..........................................................          .90             .50             .40
Other Expenses...........................................................         1.06            1.00             .68
Total Fund Operating Expenses............................................         1.96            1.50            1.08



EXAMPLE



Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:



FUNDS:                                                              1 year       3 years      5 years     10 years
                                                                     -----     -----------  -----------  -----------

Wertheim Equity Value Fund......................................   $      14    $      45    $      75    $     169
Wertheim Small Capitalization Value Fund........................   $      17    $      54    $      93    $     202
Wertheim High Yield Income Fund.................................   $      12    $      36    $      63    $     139
Wertheim Investment Grade Income Fund...........................   $       8    $      24    $      41    $      92
Wertheim Short-Term Investment Fund.............................   $      10    $      31    $      54    $     121



The tables and Example do not represent past or future expense levels. Actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary.


FINANCIAL HIGHLIGHTS


The table below presents per share financial information for each Fund for the period ended October 31, 1995. This information has been audited by Arthur
Andersen LLP, independent auditors. The report of Arthur Andersen LLP is contained in the Statement of Additional Information.


                                       5
                               WSIS SERIES TRUST

   SELECTED PER SHARE DATA AND RATIOS (FOR A SHARE OUTSTANDING THROUGHOUT THE
                                    PERIOD).


                               WSIS SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                                                 SMALL CAPITALIZATION
                                                EQUITY VALUE FUND                     VALUE FUND
                                          -----------------------------      -----------------------------
                                          OCTOBER 31,      OCTOBER 31,       OCTOBER 31,      OCTOBER 31,
                                             1995            1994(1)            1995            1994(1)
                                          -----------      ------------      -----------      ------------
NET ASSET VALUE AT BEGINNING OF
  PERIOD................................  $     9.45       $     10.00       $     9.77       $     10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss) (4)......        0.11              0.06            (0.03)             0.00
  Net Realized and Unrealized Gain
    (Loss) on Investments...............        1.63             (0.61)            1.03             (0.23)
                                          -----------      ------------      -----------      ------------
  Total from Investment Operations......        1.74             (0.55)            1.00             (0.23)
                                          -----------      ------------      -----------      ------------
LESS DISTRIBUTIONS:
  From Net Investment Income............       (0.07)             0.00             0.00              0.00
  In Excess of Net Investment Income....        0.00              0.00             0.00              0.00
  Tax Return of Capital.................        0.00              0.00             0.00              0.00
                                          -----------      ------------      -----------      ------------
  Total Distributions...................       (0.07)             0.00             0.00              0.00
                                          -----------      ------------      -----------      ------------
NET ASSET VALUE AT END OF PERIOD........  $    11.12       $      9.45       $    10.77       $      9.77
                                          -----------      ------------      -----------      ------------
                                          -----------      ------------      -----------      ------------
TOTAL RETURN............................       18.63%            (5.50)%(5)       10.27%            (2.30)%(5)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)...  $   38,088       $    21,309       $   47,929       $    21,193
  Ratio of Operating Expenses to Average
    Net Assets (4)......................        1.40%             1.30%(6)         1.56%             1.45%(6)
  Ratio of Net Investment Income to
    Average Net Assets..................        1.27%             1.37%(6)        (0.29)%            0.17%(6)
  Portfolio Turnover Rate...............       83.15%           102.56%           45.74%            18.53%



(1)For the period February 16, 1994 (commencement of investment operations) through October 31, 1994.
(2)For the period February 22, 1994 (commencement of investment operations) through October 31, 1994.
(3)For the period January 11, 1994 (commencement of investment operations) through October 31, 1994.

Notes to Financial Highlights continued on page 39.


See notes to financial statements.



                                       6
                               WSIS SERIES TRUST

                                                 HIGH YIELD                 INVESTMENT GRADE                 SHORT-TERM
                                                 INCOME FUND                   INCOME FUND                 INVESTMENT FUND
                                          -------------------------     -------------------------     -------------------------
                                          OCTOBER 31,   OCTOBER 31,     OCTOBER 31,   OCTOBER 31,     OCTOBER 31,   OCTOBER 31,
                                             1995         1994(1)          1995         1994(2)          1995         1994(3)
                                          -----------   -----------     -----------   -----------     -----------   -----------
NET ASSET VALUE AT BEGINNING OF
  PERIOD................................  $     8.79    $    10.00      $     9.14    $    10.00      $     9.88    $    10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss) (4)......        0.84          0.48            0.59          0.34            0.49          0.30
  Net Realized and Unrealized Gain
    (Loss) on Investments...............       (0.07)        (1.14)           0.79         (0.83)           0.00         (0.12)
                                          -----------   -----------     -----------   -----------     -----------   -----------
  Total from Investment Operations......        0.77         (0.66)           1.38         (0.49)           0.49          0.18
                                          -----------   -----------     -----------   -----------     -----------   -----------
LESS DISTRIBUTIONS:
  From Net Investment Income............       (0.84)        (0.47)          (0.59)        (0.34)          (0.49)        (0.30)
  In Excess of Net Investment Income....        0.00         (0.01)           0.00          0.00            0.00          0.00
  Tax Return of Capital.................        0.00         (0.07)           0.00         (0.03)           0.00          0.00
                                          -----------   -----------     -----------   -----------     -----------   -----------
  Total Distributions...................       (0.84)        (0.55)          (0.59)        (0.37)          (0.49)        (0.30)
                                          -----------   -----------     -----------   -----------     -----------   -----------
NET ASSET VALUE AT END OF PERIOD........  $     8.72    $     8.79      $     9.93    $     9.14      $     9.88    $     9.88
                                          -----------   -----------     -----------   -----------     -----------   -----------
                                          -----------   -----------     -----------   -----------     -----------   -----------
TOTAL RETURN............................        9.16%        (6.60)%(5)      15.62%        (4.90)%(5)       5.02%         1.83%(5)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)...  $   20,489    $   15,956      $   23,704    $   12,905      $   33,936    $   30,771
  Ratio of Operating Expenses to Average
    Net Assets (4)......................        1.48%         1.30%(6)        1.06%         0.87%(6)        0.95%         0.78%(6)
  Ratio of Net Investment Income to
    Average Net Assets..................        9.67%         9.67%(6)        6.35%         6.39%(6)        4.91%         4.48%(6)
  Portfolio Turnover Rate...............      149.58%        59.30%         113.50%       155.63%          27.86%        71.38%




(4)Net Investment Income is after reimbursement of certain expenses by Schroder Wertheim Investment Services, Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Funds, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
   Wertheim  Equity Value Fund: 1995 - $0.11  and 1.45%; 1994 - $0.02 and 2.17%;
   Wertheim Small Capitalization Value Fund: 1995 - ($0.03) and 1.62%; 1994 - ($0.04) and 3.15%; Wertheim High Yield Income Fund: 1995 - $0.80 and 1.96%; 1994 - $0.44 and 3.59%, Wertheim Investment Grade Income Fund: 1995 - $0.56 and 1.50%; 1994 - $0.21 and 3.98%; and Wertheim Short-Term Investment Fund:
   1995 - $0.47 and 1.08%; 1994 - $0.24 and 1.66%, respectively.
(5)Not annualized.

(6)Annualized.


                                       7
                               WSIS SERIES TRUST

INVESTMENT OBJECTIVES AND POLICIES

Each Fund has a different investment objective or objectives which it pursues through the investment policies described below. Because of the differences in objectives and policies among the Funds, the Funds will achieve different investment returns and will be subject to varying degrees of market and financial risk. The investment objectives and policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. As a matter of policy, the Trustees would not materially change an investment objective of a Fund without shareholder approval. There is no assurance that any Fund will achieve its objective or objectives. Additional Funds may be created from time to time with different investment objectives and policies.


If the securities rating of a debt security held by a Fund declines below any minimum rating for securities in which the Fund may invest, the Fund will not be required to dispose of the security, but SWIS will consider whether continued investment in the security is consistent with the Fund's investment objectives. Certain of the Funds may also use a variety of derivative strategies including, without limitation, options, futures contracts, and forward contracts, and mortgage-backed securities described below. See "Other investment practices and risk considerations."


None of the Funds is intended to be a complete investment program, and there is no assurance that a Fund will achieve its objectives.

WERTHEIM EQUITY VALUE FUND


WERTHEIM EQUITY VALUE FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL. The Fund invests in common stocks and other securities that SWIS believes offer the potential for long-term growth of capital.



The Fund will under normal circumstances invest primarily in equity securities SWIS believes to be undervalued. In selecting such securities, SWIS will focus on industries and issuers it believes offer the possibility for growth of capital from earnings potential and other factors not fully reflected in current market prices. Such factors may include, for example, a company's probable future earnings, the ratio of its market value to its book value, and its dividends, cash flow, financial strength, debt-to-capital ratio, working assets, and competitive position, as well as other factors SWIS may consider significant in a particular industry or under varying market conditions. In identifying undervalued securities, SWIS may make investment judgments contrary to those of most investors.



The Fund may invest in securities of any kind SWIS believes consistent with the Fund's objective of long-term growth of capital. The Fund will normally invest at least 65% of its total assets in equity securities, including common and preferred stocks and warrants to purchase common or preferred stocks. The Fund may also invest in debt securities if SWIS believes they would help achieve the Fund's objective and may hold a portion of its assets in cash or money market instruments. Debt securities in which the Fund may invest will be rated, at the time of investment, at least Baa by Moody's Investors


                                       8
                               WSIS SERIES TRUST

Service, Inc. or BBB by Standard & Poor's Corporation or, if unrated, determined by SWIS at the time of investment to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher rated securities.



At times, SWIS may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, SWIS may temporarily use alternative investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent SWIS considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.


WERTHEIM SMALL CAPITALIZATION VALUE FUND


WERTHEIM SMALL CAPITALIZATION VALUE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CAPITAL APPRECIATION. The Fund invests primarily in equity securities of companies having a relatively small market capitalization (generally less than $1 billion) that SWIS believes have potential for capital appreciation. In choosing portfolio investments for the Fund, SWIS attempts to identify securities whose potential for long-term capital appreciation is not fully reflected in their market prices. This may be the result, for example, of the market's undervaluation of a company's potential for earnings growth or of its financial or business assets or other assets.


The companies in which the Fund invests may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.


The Fund will normally invest at least 65% of its total assets in common and preferred stocks, and warrants to purchase common or preferred stocks, of companies having market capitalizations of less than $1 billion. The Fund may invest the remainder of its assets in equity securities of larger companies and in debt securities (including convertible bonds) and may hold a portion of its assets in cash or money market instruments. Debt securities in which the Fund may invest will be rated, at the time of investment, at least Baa by Moody's or BBB by Standard & Poor's or, if unrated, determined by SWIS at the time of investment to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher rated securities.


                                       9
                               WSIS SERIES TRUST

At times SWIS may decide that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, SWIS may temporarily use alternative investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest any portion of its assets in high-quality debt securities, or hold any portion of its assets in cash or money market instruments, to the extent SWIS might consider consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.



WERTHEIM HIGH YIELD INCOME FUND



WERTHEIM HIGH YIELD INCOME FUND'S PRIMARY INVESTMENT OBJECTIVE IS TO SEEK HIGH CURRENT INCOME. The Fund seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The Fund invests primarily in high-risk, high-yield, fixed-income securities constituting a diversified portfolio which SWIS believes does not involve undue risk to income or principal. The Fund is designed for investors willing to assume additional risk in return for high current income.



The Fund seeks its secondary objective of capital growth, to the extent consistent with its objective of seeking high current income, by investing in securities of any kind which SWIS believes offer the potential for capital growth. Such securities may include, for example, debt securities, preferred stocks, common stocks, or any other securities which SWIS believes offer such potential.



The Fund will generally invest in securities rated, at the time of purchase, at least Caa by Moody's or CCC by Standard & Poor's, or in unrated securities SWIS determines to be of comparable quality and will under normal circumstances invest at least 65% of its total assets in debt securities rated Baa or below by Moody's or BBB or below by Standard & Poor's or, if unrated, determined by SWIS at the time of investment to be of comparable quality. The Fund may at times invest up to 10% of its assets in securities rated in the lowest grades (Ca or C in the case of Moody's and CC, C, or D in the case of Standard & Poor's) or in unrated securities determined by SWIS to be of comparable quality, if SWIS believes that there are prospects for an upgrade in a security's rating or a favorable conversion of a security into other securities. The Fund might also invest in such securities if SWIS were to believe that, upon completion of any contemplated exchange offer or reorganization involving a security or its issuer, the Fund would receive securities or other assets offering significant opportunities for capital appreciation or future high rates of current income.


Securities rated below Baa by Moody's or BBB by Standard & Poor's are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing and may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix hereto.


Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although SWIS considers security


                                       10
                               WSIS SERIES TRUST
ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. SWIS's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects. Because of the greater number of investment considerations involved in investing in lower rated securities, the achievement of the Fund's objectives depends more on SWIS's analytical abilities than would be the case if it were investing primarily in securities in the higher rating categories.



The table below shows the percentages of the Wertheim High Yield Income Fund's assets invested during fiscal 1995 in securities assigned to the various rating categories by Moody's and Standard & Poor's and in unrated securities determined by SWIS to be of comparable quality:



                                  Unrated securities of
               Rated securities    comparable quality,
               as percentage of     as percentage of
   Rating        Fund's assets        Fund's assets
-------------  -----------------  ---------------------
"AAA"/"Aaa"              --                   --
"AA"/"Aa"                --                   --
"A"/"A"                  --                   --
"BBB"/"Baa"              --                   --
"BB"/"Ba"             28.80%                  --
"B"/"B"               44.62%                3.11%
"CCC"/"Can"           10.41%                4.31%
"CC"/"Ca"                --                   --
"C"/"C"                  --                   --
"D"                    1.50%                  --



Securities rated at different levels by Moody's and Standard & Poor's are shown as having been rated at the lower level.



At times SWIS may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times SWIS may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest in higher rated fixed-income securities, money market instruments of all types, and any other securities which SWIS considers consistent with such defensive strategies. The yields on these securities would generally be lower than the yields on lower rated fixed-income securities. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.


CERTAIN RISKS ASSOCIATED WITH INVESTMENTS IN LOWER RATED SECURITIES. Investors should carefully consider their ability to assume the risks of owning shares of a mutual fund that invests in lower rated securities (sometimes referred to as "junk bonds") before making an investment in the Fund. The lower ratings of certain securities held by the Fund reflect a greater

                                       11
                               WSIS SERIES TRUST
possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. It is possible that legislation may be adopted in the future limiting the ability of certain financial institutions to purchase lower rated securities; such legislation may adversely affect the liquidity of such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody's or Standard & Poor's does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. For more information about the rating services' descriptions of lower rated securities, see the Appendix to this Prospectus.


Like those of other fixed-income securities, the values of lower rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the Fund's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although SWIS will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objectives.


Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower rated securities in which the Fund invests are issued to raise funds in connection with the acquisition of a company, in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.


The Fund may invest in securities which trade infrequently or in more limited volume than higher-rated securities (including illiquid securities), or in securities which are restricted as to resale. In addition, a substantial portion of the Fund's assets may at times be invested in securities as to which the Fund, by itself or together with other accounts managed by SWIS and its affiliates, holds a major portion or all of such securities, which may limit the liquidity of such securities. The Fund could find it difficult or impossible to sell illiquid securities when SWIS believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In many cases, such securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the


                                       12
                               WSIS SERIES TRUST

Fund's net asset value. In order to enforce its rights in the event of a default under securities in cases where the Fund holds a major portion or all of the outstanding issue, the Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. The Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. The Fund will not invest more than 15% of its assets (determined at the time of investment) in securities determined by SWIS to be illiquid.


The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required for Federal income tax purposes to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy this distribution requirement.

Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund does not amortize the premium paid for such securities in calculating its net investment income. Consequently, if such premium securities are called or sold prior to maturity, the Fund may recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if its holds such securities to maturity.


SWIS seeks to minimize the risks involved in investing in lower rated securities through diversification and careful investment analysis. When the Fund invests in high yield securities in the lower rating categories, achievement of the Fund's goals depends more on SWIS's investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.



WERTHEIM INVESTMENT GRADE INCOME FUND



WERTHEIM INVESTMENT GRADE INCOME FUND'S INVESTMENT OBJECTIVE IS TO SEEK CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL. Growth of capital is a secondary objective, to the extent consistent with the Fund's principal objective. The Fund may invest in debt securities, including securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities and corporate obligations, preferred stocks, and dividend-paying


                                       13
                               WSIS SERIES TRUST
common stocks. The Fund will normally invest at least 90% of its total assets in U.S. Government securities and in debt securities and preferred stocks rated investment grade (or, if unrated, considered by SWIS to be of comparable quality). A security will be considered to be of "investment grade" if, at the time of investment by the Fund, it is rated at least Baa3 by Moody's or BBB- by Standard & Poor's or, if unrated, determined by SWIS to be of comparable quality. The Fund will not invest in a security rated below A3 or A-if as a result more than 25% of the Fund's assets would, at the time of such investment, be invested in securities rated below those rating categories. The Fund may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations, some of which may be backed by agencies or instrumentalities of the U.S. Government. The Fund may hold a portion of its assets in cash or money market instruments.



SWIS may take full advantage of the entire range of maturities of the securities in which the Fund may invest and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (more than 10 years, for example).



Higher-rated securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities, although, as a result, the yields available from higher-rated securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, however, the values of higher-rated securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities generally will not affect interest income on securities already held by the Fund, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations generally will be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than invest in higher yielding longer-term securities. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities.



At times SWIS may decide that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, SWIS may temporarily use alternative investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would be permitted to hold all or any portion of its assets in cash or money market instruments. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.



WERTHEIM SHORT-TERM INVESTMENT FUND



WERTHEIM SHORT-TERM INVESTMENT FUND'S OBJECTIVE IS TO SEEK AS HIGH A RATE OF INCOME AS SWIS BELIEVES IS CONSISTENT WITH PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. It is designed for investors seeking income with relative stability of principal. While the Fund intends to declare and pay dividends daily and invest in short-term securities, it is not a money-market fund. The values of the securities owned by the Fund, and the Fund's net asset value, will fluctuate based on changes in interest rates and other factors affecting the values of securities in which the Fund may invest.


                                       14
                               WSIS SERIES TRUST

The Fund will invest in a portfolio of high-quality short-term instruments consisting of any or all of the following:

    -PRIME COMMERCIAL PAPER: high-grade, short-term obligations issued by banks, corporations, and other issuers, rated P-1 by Moody's or A-1 by Standard & Poor's.
    -U.S. GOVERNMENT SECURITIES: securities issued or guaranteed as to principal or interest by the U.S. Government or by any of its agencies or instrumentalities.
    -CORPORATE OBLIGATIONS: high-grade, short-term corporate obligations other than prime commercial paper, rated at least Aa by Moody's or AA by Standard & Poor's.
    -BANKERS' ACCEPTANCES: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.
    -BANK CERTIFICATES OF DEPOSIT: certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Fund may also invest in bank time deposits.
    -REPURCHASE AGREEMENTS: with respect to U.S. Government securities or any of the other debt securities described above.
    -OTHER SECURITIES: rated at least Aa or P-1 by Moody's or AA or A-1 by Standard & Poor's. These may include investments in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations, described below.

All of the Fund's investments will normally have remaining maturities, at the time of investment, of three years or less, and the average maturity of the Fund's portfolio securities based on their dollar value will not exceed one year at the time of each investment. When a security is subject to a repurchase agreement, the amount and maturity of the Fund's investment will be determined by reference to the amount and term of the repurchase agreement, not by reference to the underlying security. The Fund will under normal circumstances invest at least 65% of its assets in obligations with remaining maturities, at the time of investment, of two years or less.


A portion of the securities held by the Fund may consist of mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. SWIS will calculate the 'maturity' of such an obligation and other similar obligations, for purposes of determining the Fund's compliance with the requirements set out above, based on SWIS's estimate of the period of time remaining until all of the scheduled payments in respect of that obligation will have been made. That period may be shorter than the stated maturity of the obligation. The estimated remaining maturity of a mortgage-backed security is highly dependent on prepayment assumptions. If interest rates were to increase at a time when the Fund holds such an obligation, the estimated maturity of the obligation might be increased due to any anticipated reduction in prepayments on the mortgages underlying the obligation. Some of the mortgage-backed certificates and other interests in mortgage pools in which the Fund may invest may be backed by agencies or instrumentalities of the U.S. Government. See "Other investment practices and risk considerations -- Mortgage-backed securities" below.


Certain obligations purchased by the Fund may be variable or floating rate instruments, may involve a demand feature, and may include variable amount master demand notes. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par value prior to maturity.

                                       15
                               WSIS SERIES TRUST

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.


OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS



The Funds may also engage in the following investment practices, each of which involves certain special risks. The Statement of Additional Information contains more detailed information about these practices (some of which may be considered "derivative" investments), including limitations designed to reduce these risks.



OPTIONS AND FUTURES PORTFOLIO STRATEGIES. Each of the Funds may engage in a variety of transactions involving the use of options and futures contracts for purposes of increasing its investment return or hedging against market changes. A Fund may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. A Fund may also buy and sell put and call options on such securities for hedging purposes. When a Fund writes a call option on a portfolio security, it gives up the opportunity to profit from any increase in the price of the security above the exercise price of the option; when it writes a put option, a Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income.


A Fund may buy and sell index futures contracts. An "index future" is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Fund enters into and terminates an index future transaction, the Fund may realize a gain or loss. A Fund may also purchase warrants, issued by banks or other financial institutions, whose values are based on the values from time to time of one or more securities indices.

A Fund may buy and sell futures contracts on U.S. Government securities or other debt securities. A futures contract on a debt security is a contract to buy or sell a certain amount of the debt security at an agreed price on a specified future date. Depending on the change in the value of the security when the Fund enters into and terminates a futures contract, the Fund realizes a gain or loss.

A Fund may purchase and sell options on futures contracts or on securities indices in addition to or as an alternative to purchasing and selling futures contracts.

A Fund may purchase and sell futures contracts, options on futures contracts, and options on securities indices for hedging purposes or, to the extent permitted by applicable law, to increase its current return.

                                       16
                               WSIS SERIES TRUST

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS. Options and futures transactions involve costs and may result in losses. The use of options and futures involves certain special risks, including the risks that a Fund may be unable at times to close out such positions, that hedging transactions may not accomplish their purpose because of imperfect market correlations, or that SWIS may not forecast market movements correctly.



The effective use of options and futures strategies is dependent on, among other things, a Fund's ability to terminate options and futures positions at times when SWIS deems it desirable to do so. Although a Fund will enter into an option or futures contract position only if SWIS believes that a liquid secondary market exists for that option or futures contract, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.



Each Fund generally expects that its options and futures contract transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. A Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of SWIS, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.



The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities or index, or in the prices of the securities that are the subject of a hedge. The successful use of these strategies further depends on the ability of SWIS to forecast market movements correctly.


Because the markets for certain options and futures contracts in which a Fund will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such investments may be limited. A Fund's ability to engage in hedging transactions may be limited by certain regulatory and tax considerations. A Fund's hedging transactions may affect the character or amount of its distributions.

For more information about any of the options or futures portfolio transactions described above, see the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES. A Fund may invest a portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holder of the mortgage-backed securities. Prepayments of principal and interest on mortgages underlying mortgage-backed securities may shorten the

                                       17
                               WSIS SERIES TRUST
effective maturity of certain of such obligations. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market considerations.


Mortgage-backed securities have yield and maturity characteristics that are dependent upon the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities may include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective maturities of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective maturities of such securities.


Mortgage-backed securities currently offer yields higher than those available from many other types of debt securities, but their price volatility and yield characteristics change based on increases and decreases in prepayment rates, and they are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. These prepayments would have to be reinvested at the lower rates. As a result, a Fund's mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

ZERO-COUPON BONDS. Each Fund which may invest in debt securities may invest in zero-coupon securities. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, as a result, may involve greater credit risks than bonds that pay interest currently. Additional information concerning zero-coupon bonds is set out under "Wertheim High Yield Income Fund" above and in the Statement of Additional Information.

SECURITIES LOANS, REPURCHASE AGREEMENTS, AND FORWARD COMMITMENTS. Each Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers, and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. A Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.


FOREIGN INVESTMENTS. Each Fund may invest without limit in securities principally traded in foreign markets, although it is not currently expected that any of the Funds will invest in securities of foreign issuers to a substantial degree. Each Fund may also purchase Eurodollar certificates of deposit without limitation. Because foreign securities are normally denominated and traded in foreign currencies, the values of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a


                                       18
                               WSIS SERIES TRUST

U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

A Fund may buy or sell foreign currencies, foreign currency forward contracts, and options on foreign currencies for hedging purposes in connection with its foreign investments.

PORTFOLIO TURNOVER


The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The portfolio turnover rate for each of the Funds is set forth under "Financial Highlights."


HOW TO BUY SHARES


Shares of each of the Funds are sold at the net asset value per share of the Fund next determined after Schroder Fund Advisors Inc., the principal underwriter for the Trust, receives your order. In order for you to receive that day's net asset value, Schroder Fund Advisors Inc. must receive your order before the close of regular trading on the New York Stock Exchange.



The minimum initial investment in the Trust is $25,000 (which may be allocated in any amounts among the various Funds), and the minimum for each subsequent investment is $1,000. SWIS may, in its sole discretion, accept smaller initial or subsequent investments so long as the investor is an employee of SWIS or any of its affiliates or has an investment account with SWIS in amounts specified by SWIS from time to time. None of the Funds will issue share certificates unless a shareholder so requests.


                                       19
                               WSIS SERIES TRUST

Shares of each Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by SWIS that the securities are acceptable. (For purposes of determining whether securities will be acceptable, SWIS will consider, among other things, whether they are liquid securities of a type consistent with the investment objectives and policies of the Fund in question and having a readily ascertainable value.) If a Fund receives securities from an investor in exchange for shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis). Any gain on the sale of those securities would be subject to distribution as capital gain to all of the Fund's shareholders. SWIS reserves the right to reject any particular investment. Securities accepted by SWIS will be valued in the same manner as are the Trust's portfolio securities as of the time of the next determination of the Funds' net asset value. All dividend, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to the Fund upon receipt by the investor. A gain or loss for federal income tax purposes may be realized by investors upon the exchange. Investors interested in purchases through exchange should telephone SWIS at (800) 464-3108.



You can make regular investments of $1,000 or more per month through automatic deductions from your bank checking account. Application forms are available from the Trust's transfer agent, Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy, Massachusetts 02171 ("Boston Financial").



See "Distributions" below for additional information about how to purchase shares of Wertheim Short-Term Investment Fund.


HOW TO SELL SHARES


Shares of each Fund may be redeemed on any business day by sending a letter of instruction or stock power form to Boston Financial. The redemption price is the net asset value per share next determined after receipt of the redemption request in good order. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and if it is signed exactly in accordance with the registration form. Signatures must be guaranteed by a bank, broker/dealer, or certain other financial institutions. Boston Financial may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners.



Payment on redemption will be made as promptly as possible and in any event within seven days after the request for redemption is received in writing by Boston Financial in good order. (The Trust generally sends payment for shares the business day after a request is received.) Under unusual circumstances, the Trust may suspend repurchases or postpone payment for more than seven days, as permitted by law.


                                       20
                               WSIS SERIES TRUST

EXCHANGES


You can exchange your shares of any Fund for shares of any other Fund at any time at their respective net asset values. To exchange shares, you should complete an exchange authorization form available from Boston Financial and mail it to Boston Financial.


For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any such change or suspension. Shares of the Funds are not available to residents of all states.

DETERMINATION OF NET ASSET VALUE

EACH FUND CALCULATES THE NET ASSET VALUE OF A SHARE BY DIVIDING THE TOTAL VALUE OF ITS ASSETS, LESS LIABILITIES, BY THE NUMBER OF SHARES OUTSTANDING. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.


DISTRIBUTIONS


WERTHEIM EQUITY VALUE FUND AND WERTHEIM SMALL CAPITALIZATION VALUE FUND. The Equity Value Fund and the Small Capitalization Value Fund distribute any net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small. Distributions from net capital gains are made after applying any available capital loss carryovers.


WERTHEIM HIGH YIELD INCOME FUND AND WERTHEIM INVESTMENT GRADE INCOME FUND. The High Yield Income Fund and the Investment Grade Income Fund distribute net investment income monthly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.



WERTHEIM SHORT-TERM INVESTMENT FUND. All of the net income of the Short-Term Investment Fund is declared each day the Fund is open for business as a dividend to shareholders of record at the time of the declaration. Shareholders begin earning dividends on the day after the Fund receives Same Day Funds. "Same Day Funds" are funds credited by the applicable regional Federal Reserve Bank to the account of the Trust's designated bank. A Fund's net income for Saturdays, Sundays, and holidays is declared as a dividend on the next business day. Each month's dividends will be paid on the last day of that month (or, if that day is not a business day, on the next business day). A shareholder who withdraws the entire balance of an account at any time during the month will be paid all dividends declared through the date of the withdrawal.


YOU CAN CHOOSE FROM THREE DISTRIBUTION OPTIONS: (1) reinvest all distributions in additional Fund shares; (2) receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

                                       21
                               WSIS SERIES TRUST

(3) receive all distributions in cash. You can change your distribution option by notifying Boston Financial in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.


TAXES

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. A Fund will distribute substantially all of its net investment income and net capital gain income on a current basis.

All Fund distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxed as such, regardless of how long you have held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Early in each year the Trust will notify you of the amount and tax status of distributions paid to you by each of the Funds for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax adviser to determine the precise effect of an investment in a Fund on your particular tax situation.


In order to permit Wertheim Investment Grade Income Fund and Wertheim High Yield Income Fund to maintain a more stable monthly dividend, each of those Funds may from time to time pay out less than the entire amount of net investment income earned in any particular period. Any such amount retained by those Funds would be available to stabilize future dividends. As a result, the dividends paid by these Funds for any particular period may be more or less than the amount of net investment income actually earned by these Funds during the period. None of the Funds intends to distribute in respect of any taxable year more than the Fund's net income for federal income tax purposes for that year, nor does any of the Funds intend to stabilize its dividends in any year in such a manner as to cause the Fund to pay federal tax.



In order to avoid dilution of the undistributed net investment income of Wertheim Investment Grade Income Fund and Wertheim High Yield Income Fund, each of those Funds follows an accounting practice known as "equalization." A portion of the purchase price paid for shares of the Fund (including shares purchased by reinvestment of Fund distributions) equal to the undistributed net investment income per share of the Fund at the time of purchase is segregated for accounting purposes and is available for payment of future dividends. As a result, future dividends may include a non-taxable return of capital to shareholders.


                                       22
                               WSIS SERIES TRUST

MANAGEMENT OF THE TRUST


The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. The Trust's investment adviser is SWIS. SWIS is a wholly owned subsidiary of Schroder Wertheim Holdings Incorporated, an investment banking, asset management, and securities firm. Schroder Wertheim Holdings Incorporated and its affiliates have been investment managers since 1927. SWIS itself has been an investment manager since 1962, and serves as investment manager for approximately $4.1 billion as of December 31, 1995. Schroder Wertheim Holdings Incorporated is a wholly owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly owned U.S. subsidiary of Schroders Public Limited Company, a publicly owned holding company organized under the laws of England. Schroders Public Limited Company and its affiliates engage in international merchant banking and investment management businesses, and as of December 31, 1995 had under management assets of approximately $100 billion. Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroder Capital Management International, Inc. Schroder Capital Management International, Inc. is also a wholly owned subsidiary of Schroders Incorporated.



Subject to such policies as the Trustees may determine, SWIS furnishes a continuing investment program for the Funds and makes investment decisions on their behalf. Subject to the control of the Trustees, SWIS also manages the Trust's other affairs and business. The Trust's principal office is located at 787 Seventh Avenue, New York, New York 10019 (which is also the address of SWIS's principal office), and its telephone number is (212) 492-6000. SWIS has served as investment adviser to the Trust since its inception.



The Funds pay management fees to SWIS monthly at the following annual rates (based on the assets of each Fund taken separately): Wertheim Equity Value Fund -- .75% of the Fund's average net assets; Wertheim Small Capitalization Value Fund -- .95% of the Fund's average net assets; Wertheim High Yield Income Fund -- .90% of the Fund's average net assets; Wertheim Investment Grade Income Fund -- .50% of the Fund's average net assets; and Wertheim Short-Term Investment Fund -- .40% of the Fund's average net assets. In order to limit the Funds' expenses, SWIS has voluntarily agreed to reduce its compensation (and, if necessary, to pay certain expenses of each of the Funds) until October 31, 1996 with respect to each of the Funds to the extent that a Fund's expenses (other than SWIS's compensation, brokerage, interest, taxes, deferred organizational expenses, and extraordinary expenses) exceed the following annual rates:
Wertheim Equity Value Fund -- .80% of the Fund's average net assets; Wertheim Small Capitalization Value Fund -- .75% of the Fund's average net assets; Wertheim High Yield Income Fund -- .65% of the Fund's average net assets; Wertheim Investment Grade Income Fund -- .62% of the Fund's average net assets; and Wertheim Short-Term Investment Fund -- .63% of the Fund's average net assets. The management fees paid by Wertheim Equity Value Fund, Wertheim Small Capitalization Value Fund, and Wertheim High Yield Income Fund are higher than those paid by most other investment companies. The Trust pays all expenses not assumed by SWIS, including Trustees' fees, auditing, legal, custodial, and investor servicing and shareholder reporting expenses.



SWIS's investment decisions for each of the Funds are generally made by a committee of SWIS's investment professionals. Mr. E. William Smethurst, Jr., President and Chief Investment Officer at SWIS, is primarily responsible for making recommendations to the committee for Wertheim Equity Value Fund. Mr. Michael Lanier, First Vice President and Portfolio


                                       23
                               WSIS SERIES TRUST

Manager at SWIS, is primarily responsible for making recommendations to the committee for Wertheim High Yield Income Fund. Nancy B. Tooke, Director, Senior Vice President and Portfolio Manager at SWIS, is primarily responsible for making recommendations to the committee for Wertheim Small Capitalization Value Fund. Gary S. Zeltzer, Group Vice President and Portfolio Manager at SWIS, is primarily responsible for making recommendations to the committee for Wertheim Investment Grade Income Fund and Wertheim Short-Term Investment Fund. Each of the persons named has had that responsibility since the organization of the Funds (other than Mr. Lanier, who has had that responsibility since November
1995) and has many years of experience in managing investment portfolios comparable to those for which each has such responsibility.



SWIS places all orders for purchases and sales of the Funds' securities. In selecting broker-dealers, SWIS may consider research and brokerage services furnished to it and its affiliates. Schroder Wertheim & Co. Incorporated, an affiliate of SWIS, may receive brokerage commissions from the Funds in accordance with procedures adopted by the Trustees under the Investment Company Act of 1940 which require periodic review of these transactions. Subject to seeking the most favorable price and execution available, SWIS may consider sales of shares of the Funds as a factor in the selection of broker-dealers.



PERFORMANCE INFORMATION



Yield and total return data may from time to time be included in advertisements about the Funds. The "yield" of each Fund is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period. "Total return" for the life of a Fund through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund during that period. Total return for any period of one year or less represents the actual rate of return on such an investment earned during the period.


ALL DATA IS BASED ON A FUND'S PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio, and each Fund's operating expenses. Investment performance also often reflects the risks associated with each Fund's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Each Fund's performance may be compared to various indices. See the Statement of Additional Information for a fuller discussion of performance information.

ADDITIONAL INFORMATION ABOUT THE TRUST


The Trust was established as a Massachusetts business trust in 1993. The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust's shares of beneficial interest are presently divided into five different series, including each of the Funds. Each share has one vote, with fractional shares voting proportionally. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a Fund were


                                       24
                               WSIS SERIES TRUST
liquidated, would receive the net assets of the Fund. A Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.



Due to their ownership of shares of each of the Funds, the Schroder Wertheim & Co. Incorporated Profit-Sharing, Savings Incentive, and Pension Plans and the Lewco Securities Corp. Profit-Sharing and Thrift Plans may be deemed to control those Funds. See the Statement of Additional Information.


If you own fewer shares than a minimum amount set by the Trustees (presently 50 shares) of any Fund, the Trust may choose to redeem your shares in that Fund and pay you for them. You will receive at least 30 days' written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.


Schroder Fund Advisors Inc., 787 Seventh Avenue, New York, New York 10019, is the principal underwriter for the Trust. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's administrator and custodian. The Trust currently pays State Street fees for its services as administrator at the annual rate of .08% of each Fund's average daily net assets (subject to certain minimum charges). The Registrant's transfer agent and registrar is Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171.


                                       25
                               WSIS SERIES TRUST

APPENDIX A
RATINGS DESCRIPTIONS

THE RATING SERVICES' DESCRIPTION OF CORPORATE DEBT SECURITIES ARE AS FOLLOWS:
MOODY'S INVESTORS SERVICE, INC.

AAA -- Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Securities which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking, or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during either good or bad times over the future. Uncertainty of position characterizes securities in this class.

B -- Securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Securities which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       26
                               WSIS SERIES TRUST

C -- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION

AAA -- Securities rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the higher-rated issues only in small degree.

A -- Securities rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than securities in higher-rated categories.

BBB -- Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories.

BB-B-CCC-CC OR C -- Bonds rated BB, B, CCC, CC or C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D -- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

    - liquidity ratios are adequate to meet cash requirements;
    - long-term senior debt is rated "A" or better;

    - the issuer has access to at least two additional channels of borrowing;

    - basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;
    - typically, the issuer's industry is well established and the issuer has a strong position within the industry; and
    - the reliability and quality of management are unquestioned.

                                       27
                               WSIS SERIES TRUST

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.


The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:


    - evaluation of the management of the issuer;
    - economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
    - evaluation of the issuer's products in relation to competition and customer acceptance;
    - liquidity;
    - amount and quality of long-term debt;
    - trend of earnings over a period of ten years;
    - financial strength of parent company and the relationships which exist with the issuer; and
    - recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                       28
                               WSIS SERIES TRUST

--                                                                            --


                                                      WSIS SERIES TRUST



                                                        Wertheim Equity
                                                        Value Fund



                                                        Wertheim Small
                                                        Capitalization Value
                                                        Fund



                                                        Wertheim High Yield
                                                        Income Fund



                                                        Wertheim Investment
                                                        Grade Income Fund



                                                        Wertheim Short-Term
                                                        Investment
                                                        Fund


          WSIS Series Trust
            P.O. Box 8507
         Boston, Mass. 02266
            1-800-464-3108
                039649


                                                        PROSPECTUS
                                                        March 1, 1996

                                WSIS SERIES TRUST

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 1996



     This Statement of Additional Information contains information that may be of interest to investors but which is not included in the Prospectus of WSIS Series Trust (the "Trust"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Trust dated March 1, 1996. This Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by calling Schroder Wertheim Investment Services, Inc., the Trust's investment adviser, at 1-800-464-3108.

                                TABLE OF CONTENTS


DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST
AND RISK CONSIDERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .14

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

MANAGEMENT CONTRACT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . .23

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . . . . . .27

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .28

ORGANIZATION AND CAPITALIZATION. . . . . . . . . . . . . . . . . . . . . . . .30

PRINCIPAL UNDERWRITER. . . . . . . . . . . . . . . . . . . . . . . . . . . . .30

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

CUSTODIAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32

                                 WSIS SERIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

DEFINITIONS

The "Trust"                               --   WSIS Series Trust


"SWIS"                                    --   Schroder Wertheim Investment
                                               Services, Inc., the Trust's
                                               investment adviser



INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST AND RISK CONSIDERATIONS


     The Trust currently offers shares of beneficial interest of five series (the "Funds") with separate investment objectives and policies. The investment objectives and policies of each of the Funds are described in the Prospectus. This Statement contains additional information concerning certain investment practices and investment restrictions of the Trust.


     Except as described below under "Investment Restrictions", the investment objectives and policies described in the Prospectus and in this Statement are not fundamental, and the Trustees may change the investment objectives and policies of a Fund without an affirmative vote of shareholders of the Fund.

     Except as otherwise noted below, the following descriptions of certain investment policies and techniques are applicable to all of the Funds.

OPTIONS


     Each Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.


     COVERED CALL OPTIONS. A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

     A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

     In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

     A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Trust.

     COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

     In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

     A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

     A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

     A Fund may also purchase put and call options to enhance its current return.


     OPTIONS ON FOREIGN SECURITIES. A Fund may purchase and sell options on foreign securities if in SWIS's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.



     RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that SWIS will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of SWIS to forecast market and interest rate movements correctly.



     An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when SWIS believes it is inadvisable to do so.



     Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Trust's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of SWIS may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities.


     Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

     Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.

FUTURES CONTRACTS

     In order to hedge against the effects of adverse market changes each Fund that may invest in debt securities may buy and sell futures contracts on debt securities of the type in which the Fund may invest and on indexes of debt securities. In addition, each Fund that may invest in equity securities may purchase and sell stock index futures to hedge against changes in stock market prices. Each Fund may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Fund's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").


     FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Trust's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

     Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Trust expects to purchase for the Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

     Successful use by a Fund of futures contracts on debt securities is subject to SWIS's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.


     A Fund may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.
A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

     INDEX FUTURES CONTRACTS AND OPTIONS. Certain Funds may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. Debt index futures in which the Funds are presently expected to invest are not now available, although such futures contracts are expected to become available in the future. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

     The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     A Fund may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

     In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

     Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

     A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

     MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations.

     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

     When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

     LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise the options in order to realize any profit.

     HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund's securities which are the subject of a hedge. SWIS will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.



     Successful use of futures contracts and options by a Fund for hedging purposes is also subject to SWIS's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by SWIS may still not result in a successful hedging transaction over a very short time period.


     OTHER RISKS. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

FORWARD COMMITMENTS

     Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Funds rely on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

     Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if SWIS deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.


REPURCHASE AGREEMENTS


     Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. SWIS will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


WHEN-ISSUED SECURITIES

     Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund.
To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOANS OF FUND SECURITIES


     A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, SWIS considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with a Fund.


FOREIGN SECURITIES

     Each Fund may invest in foreign securities and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

     Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

     In addition, to the extent that any Fund's foreign investments are not United States dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

     In determining whether to invest in securities of foreign issuers, the investment advisor of a Fund seeking current income will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS


     Each Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging".


     When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.


     For transaction hedging purposes a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in SWIS's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.



     When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.


     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

     To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.


     FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when SWIS believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.


     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

ZERO-COUPON SECURITIES

     Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

     Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government Securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

     In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected Fund, which is defined in the Investment Company Act of 1940 to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the Shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. A Fund may not:

     1. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

     2. Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at the lower of cost and current value) and then only in connection with borrowings permitted by restriction 1 above.

     3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with transactions in futures contracts, options, and other financial instruments.

     4. Make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

     5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

     6. Purchase or sell real estate or interests in real estate limited partnerships, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

     7. Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

     8. Make loans, except by purchase of debt obligations in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its total assets.

     9. Invest in securities of any issuer, if officers and Trustees of the Trust and officers and directors of SWIS who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities.

     10. As to 75% of its assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of a Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities.

     11.  Acquire more than 10% of the voting securities of any issuer.


     12.  Invest more than 25% of the value of its total assets in securities of
          issuers in any one industry.   (Securities issued or guaranteed as to
          principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)


     13. Buy or sell oil, gas, or other mineral leases, rights, or royalty contracts, although it may purchase securities of issuers which deal in, represent interests in, or are secured by interests in such leases, rights, or contracts, and it may acquire or dispose of such leases, rights, or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby.

     14. Make investments for the purpose of gaining control of a company's management.

IT IS CONTRARY TO THE TRUST'S PRESENT POLICY, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, FOR ANY OF THE FUNDS TO:


          1. Invest in the securities of other registered investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets.



          2. Invest in securities which are not readily marketable if, as a result of such investment, more than 15% of a Fund's assets are invested in such securities. Securities which are restricted as to disposition are included within this limitation.


          3. Invest in warrants if, as a result of such investment, a Fund will have more than 5% of its net assets invested in such securities. Of this 5% limitation, no more than 2% of a Fund's net assets may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. For purposes of this limitation, warrants acquired by a Fund in units or attached to other securities are deemed to be without value.

                               -------------------

     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above, the other investment policies described in this Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Fund's investment objectives without shareholder approval.

TRUSTEES AND OFFICERS

     The Trustees of the Trust are responsible for the general oversight of the Trust's business. The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. The mailing address of each of the officers and Trustees is 787 Seventh Avenue, New York, New York 10019.


     David N. Dinkins, Trustee. 68. Professor, Columbia School of International and Public Affairs. Director, Carver Federal Savings Bank. Formerly, Mayor, City of New York.



     Peter S. Knight, Trustee.  45.  Partner, Wunder, Diefenderfer, Cannon &
Thelen.



     Michael Steed, Trustee. 46. Senior Vice President, Investments, Union Labor Life Insurance Company.



     E. William Smethurst, Jr., Trustee and Chairman of the Trust. 65. President, Chief Investment Officer, and Director of Schroder Wertheim Investment Services, Inc.; Vice President and Director, Schroder Fund Advisors Inc. Previously served as Managing Director, Investment Services Department, Schroder Wertheim & Co. Incorporated.(a)



     Laura E. Luckyn-Malone, President of the Trust. 43. Managing Director and Senior Vice President, Schroder Capital Management International, Inc.; Director, Schroder Wertheim Investment Services, Inc.; Director and President, Schroder Fund Advisors Inc.



     Robert Jackowitz, Treasurer of the Trust. 29. Vice President, Schroder Capital Management International, Inc. since June 1995; Vice President and Treasurer, Schroder Wertheim Investment Services, Inc.; Treasurer, Schroder Fund Advisors Inc.



     Catherine A. Mazza, Vice President and Clerk of the Trust. 36. Vice President, Schroder Capital Management International, Inc. since October 1994; Senior Vice President, Schroder Fund Advisors Inc. Previously served as Vice President, Alliance Capital.



     Mark J. Smith, Vice President of the Trust. 34. Director, Schroder Capital Management International Ltd.

     Jane P. Lucas, Vice President of the Trust. 35. Director and Senior Vice President, Schroder Capital Management International, Inc.; Director, Schroder Wertheim Investment Services, Inc.; Assistant Director, Schroder Investment Management Ltd.



     David Gibson, Vice President of the Trust. 35. Director, Schroder Wertheim Investment Services, Inc. and Schroder Investment Management Ltd.; Director and Senior Vice President, Schroder Capital Management
International, Inc.


-------------------

     (a) Trustee who is an "interested person" (as defined in the 1940 Act) of the Trust, SWIS, or Schroder Fund Advisors Inc.



     Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.



     Each Trustee of the Trust who is not an interested person of the Trust, SWIS, or Schroder Fund Advisors Inc. receives an annual fee of $5,000 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of SWIS and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. The Trust paid Trustees' fees aggregating $33,000 in fiscal 1995.



     As of February 20, 1996, the Trustees of the Trust as a group, excluding Mr. Smethurst, owned less than 1% of the outstanding shares of each Fund. See "Principal Holders of Securities" for the information concerning Mr. Smethurst's ownership of Fund shares.



     The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


MANAGEMENT CONTRACT


     Under a Management Contract between the Trust and SWIS (the "Management Contract"), SWIS, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Fund. The fees to be paid under the Contract are set forth in the Trust's prospectus.



     In providing investment advisory services to the various Funds of the Trust, SWIS regularly provides the Funds with investment research, advice, and supervision and furnishes continuously investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Agreement and Declaration of Trust and By-laws, and of the Investment Company Act of 1940, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.



     SWIS makes available to the Trust, without expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. SWIS pays the compensation and expenses of officers and executive employees of the Trust. SWIS also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. SWIS pays the Trust's office rent.



     Under the Management Contract, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with SWIS; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.



     SWIS's compensation under the Management Contract may be reduced in any year if a Fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, and extraordinary expenses. The only such limitation as of the date of this Statement was 2.5% of the first $30 million of average net assets, 2% of the next $70 million, and 1.5% of any excess over $100 million.


     State Street Bank and Trust Company ("State Street") provides certain accounting, transfer agency, and other services to the Trust. The Trust reimburses State Street on a basis approved by the Trustees.

     The Management Contract provides that SWIS shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.



     The Management Contract may be terminated without penalty by vote of the Trustees as to any Fund by the shareholders of that Fund, or by SWIS on 60 days' written notice. The Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, the Management Contract may be amended only by a vote of the shareholders of the affected Fund(s), and the Contract provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of SWIS.
In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.



     RECENT MANAGEMENT FEES. For its fiscal years ended October 31, 1995, and October 31, 1994, respectively, pursuant to the Management Contract, each Fund paid fees to SWIS as follows: Wertheim Equity Value Fund, $252,615 and $72,738; Wertheim Small Capitalization Value Fund, $349,672 and $58,538; Wertheim High Yield Income Fund, $176,520 and $43,688; Wertheim Investment Grade Income Fund, $98,478 and $17,751; and Wertheim Short-Term Investment Fund, $131,121 and $46,643. Each Fund voluntarily waived fees in the following amounts during fiscal years 1995 and 1994, respectively: Wertheim Equity Value Fund, $16,285 and $84,725; Wertheim Small Capitalization Value Fund, $22,164 and $104,661; Wertheim High Yield Income Fund, $93,036 and $110,694; Wertheim Investment Grade Income Fund, $88,653 and $109,927; and Wertheim Short-Term Investment Fund, $42,642 and $103,477.



     SWIS may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to SWIS and its affiliates in advising the Trust and other clients, provided that it shall always seek best price and execution with respect to transactions. Certain investments may be appropriate for the Trust and for other clients advised by SWIS. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of SWIS on the same day. In such event, such transactions will be allocated among the clients in a manner believed by SWIS to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of SWIS in the interest of achieving the most favorable net results for the Trust.

     BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.


     SWIS places all orders for the purchase and sale of portfolio securities for the Trust and buys and sells securities for the Trust through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, SWIS, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.



     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, SWIS receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to SWIS and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because SWIS and its affiliates receive such services.



     As permitted by Section 28(e) of the Securities Exchange Act of 1934, and by the Management Contract, SWIS may cause a Fund to pay a broker which provides brokerage and research services to SWIS an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. SWIS's authority to cause a Fund to pay any such greater commissions in also subject to such policies as the Trustees may adopt from time to time.



     To the extent permitted by law, the Funds may engage in brokerage transactions with Schroder Wertheim & Co. Incorporated ("Wertheim"), Lewco Securities, Inc. ("Lewco") or with unaffiliated brokers who trade or clear through Wertheim or Lewco. (The Investment Company Act of 1940 generally prohibits the Funds from engaging in securities transactions with Wertheim and Lewco or their affiliates, as principal, unless pursuant to an exemptive order
from the Securities and Exchange Commission.)   Consistent with regulations
under the Investment Company Act of 1940, the Funds have adopted procedures which are reasonably designed to provide that any commissions or other remuneration they pay to Wertheim and Lewco do not exceed the usual and customary broker's commission. In addition, the Funds will adhere to the rule, under the Securities Exchange Act of 1934, governing floor trading. This rule permits the Funds to effect, but not execute, exchange listed securities transactions with Wertheim and Lewco. Also, due to securities law limitations, the Funds will limit purchases of securities in a public offering if Wertheim or Lewco or one of their affiliates is a member of the syndicate for that offering.



     During fiscal 1995 and fiscal 1994, respectively, the Funds paid brokerage commissions in the following amounts: Wertheim Equity Value Fund - $78,776 and $51,642; Wertheim Small Capitalization Value Fund - $125,945 and $43,183; Wertheim High Yield Income Fund - $2,166 and $843; and Wertheim Investment Grade Income Fund - $30 and $3. Wertheim Short-Term Investment Fund paid no brokerage commissions in either fiscal year.



     In fiscal 1995, SWIS, on behalf of the Trust, placed agency and underwritten transactions having an approximate aggregate dollar value of $91,372,800 (95.36% of the Trust's aggregate agency and underwritten transactions, on which approximately $206,917 of commissions were paid) with brokers and dealers (other than Wertheim and Lewco) whose research, statistical, and quotation services SWIS considered to be particularly useful to it and its affiliates. However, many of such transactions were placed with such brokers and dealers without regard to the furnishing of such services.



     In fiscal 1995, the Trust paid brokerage commissions to Wertheim and Lewco, each of which is an affiliate of SWIS, of $120 and $7,612, respectively. Commissions paid to Wertheim constituted 0.05% of all of the Trust's brokerage commissions paid during the year; transactions with respect to which those commissions were paid constituted 0.13% of all the transactions on which the Fund paid brokerage commissions during the year. Commissions paid to Lewco constituted 3.68% of all of the Trust's brokerage commissions paid during the year; transactions with respect to which those commissions were paid constituted 4.51% of all the transactions on which the Trust paid brokerage commissions during the year. In fiscal 1994, the Trust paid brokerage commissions to Wertheim and Lewco of $1,194 and $23,160, respectively. Commissions paid to Wertheim constituted 1% of all of the Trust's brokerage commissions paid during the year; transactions with respect to which those commissions were paid constituted 1% of all the transactions on which the Fund paid brokerage commissions during the year. Commissions paid to Lewco constituted 24% of all of the Trust's brokerage commissions paid during the year; transactions with respect to which those commissions were paid constituted 22% of all the transactions on which the Trust paid brokerage commissions during the year.



DETERMINATION OF NET ASSET VALUE


     The net asset value per share of each Fund is determined daily as of 4:00 p.m. New York time on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

     The net asset value of the shares of each of the Funds is determined by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service. Other foreign securities will be valued by the Trust's custodian based on outside pricing sources. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined by SWIS in good faith in accordance with procedures approved by the Trustees.


     If any securities held by a Fund are restricted as to resale, their fair value is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

                            ----------------

     The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.


TAXES

     Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to the separate accounts of the Participating Insurance Companies which hold its shares. As a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company," a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months;
(c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Fund must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

     With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes in which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

     A Fund's ability to use options, futures, and forward contracts and other hedging techniques, and to engage in certain other transactions, may be limited by tax considerations. A Fund's transactions in foreign-currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Trust to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

     Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

     It is the policy of each of the Funds to meet the requirements of the Code to qualify as a regulated investment company that is taxed pursuant to Subchapter M of the Code. One of these requirements is that less than 30% of a Fund's gross income must be derived from gains from sale or other disposition of securities held for less than three months (with special rules applying to so-called designated hedges). Accordingly, a Fund will be restricted in selling securities held or considered under Code rules to have been held less than three months, and in engaging in hedging or other activities (including entering into options, futures, or short-sale transactions) which may cause the Trust's holding period in certain of its assets to be less than three months.

     This discussion of the federal income tax and state tax treatment of the Trust and its shareholders is based on the law as of the date of this Statement of Additional Information.

PRINCIPAL HOLDERS OF SECURITIES


     The following table shows the percentage of the outstanding shares of each Fund owned as of January 31, 1996 by the Schroder Wertheim & Co. Incorporated Profit-Sharing, Savings Incentive, and Pension Plans (the "Schroder Wertheim Plans") (all located at 787 Seventh Avenue, New York, NY 10019), and the Lewco Securities Corp. Profit Sharing and Thrift Plans (the "Lewco Plans") (located at
Lewco Securities Corp., 34 Exchange Place, Jersey City, NJ 07311).   Certain of
the directors and officers of SWIS and Schroder Wertheim & Co. Incorporated, and certain of the officers of the Trust, are participants in one or more of the Schroder Wertheim Plans. Schroder Wertheim & Co. Incorporated owns 79.82% of the outstanding voting securities of Lewco Securities Corp.



                                                    % of Fund Shares
                                                        Owned by
                                            Schroder Wertheim and Lewco Plans
                                            ---------------------------------
Wertheim Equity Value Fund                               68.00 %
Wertheim Small Capitalization Value Fund                 16.80 %
Wertheim Investment Grade Income Fund                    59.62 %

Wertheim High Yield Income Fund                          43.18 %
Wertheim Short-Term Investment Fund                      86.71 %

___________________


None of the Trustees or officers of the Trust own beneficially more than 1% of the outstanding shares of any Fund except that E. William Smethurst, Jr., Chairman of the Trust, owned approximately 1.35% of the outstanding shares of Wertheim Short-Term Investment Fund as of February 21, 1996.



     To the knowledge of the Trust, as of February 8, 1996, no other person owned of record or beneficially more than 5% of the outstanding shares of any Fund, except that Northern Trust Bank of Texas, 2701 Kirby Drive, Houston, TX 77098-1218 owned 9.23% of the outstanding shares of Wertheim Equity Value Fund and 11.50% of the outstanding shares of Wertheim Small Capitalization Value Fund; and Mr. Mike Futerman, 415 West Main Street, Rochester, NY 14608-1944 owned 6.72% of the outstanding shares of Wertheim High Yield Income Fund.


PERFORMANCE INFORMATION





     The yield of the Fund is presented for a specified 30-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the Fund during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the net asset value per share of the Fund on the last day of the base period. The result is annualized on a compounding basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by a Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.


     Total return of a Fund for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Fund made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $1,000 investment in the Fund during that period. Total return calculations assume that all Fund distributions are reinvested at net asset value on their respective reinvestment dates.


     The total return of each of the Funds for the one-year period ending October 31, 1995 and for the period from the commencement of its investment operations until October 31, 1995 is set forth below. The yield of each of Wertheim Investment Grade Income Fund, Wertheim High Yield Income Fund, and Wertheim Short-Term Investment Fund for the thirty-day period ended October 31, 1995 is also set forth below.






                                             Total Return   Total Return
                                              (One-Year)   (Life of Fund)      Yield
Wertheim Equity Value Fund (commencement of     18.63%          6.92%           --
operations: February 16, 1994)

Wertheim High Yield Income Fund                  9.16%          1.14%          8.65%
(commencement of operations:  February 16,
1994)
-------------------------------------------------------------------------------------


                                     -29-


Wertheim Investment Grade Income Fund           15.62%          5.77%          5.22%
(commencement of operations:  February 22,
1994)

Wertheim Short-Term Investment Fund              5.02%          3.79%          4.58%
(commencement of operations:  January 11,
1994)

Wertheim Small Capitalization Value Fund        10.27%          4.46%           --
(commencement of operations:  February 16,
1994)



     From time to time, SWIS may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses, as described in the Trust's current prospectus. Any such waiver or assumption would increase a Fund's yield and total return during the period of the waiver or assumption.


ORGANIZATION AND CAPITALIZATION

     The Trust is an open-end investment company established under the laws of The Commonwealth of Massachusetts by Agreement and Declaration of Trust dated May 6, 1993.

     Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, separate vote will be taken by each Fund on matters affecting an individual Fund. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund. Additionally, approval of the Management Contract is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, the shares of that Fund would receive the net assets of that Fund. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

     Additional Funds may be created from time to time with different investment objectives. In addition, the Trustees have the right, subject to any necessary regulatory approvals, to create more than one class of shares in a Fund, with the classes being subject to different charges and expenses and having such other different rights as the Trustees may prescribe and to terminate any Fund of the Trust.


PRINCIPAL UNDERWRITER


     Schroder Fund Advisors Inc. is the principal underwriter of the continually offered shares of each of the Funds. Schroder Fund Advisors Inc. is not obligated to sell any specific amount of shares of any Fund and will purchase shares of a Fund for resale only against orders for shares.

PORTFOLIO TURNOVER

     The portfolio turnover rate of a Fund is defined by the Securities and Exchange Commission as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. The custodian does not determine the investment policies of the Trust or decide which securities the Trust will buy or sell. Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171, serves as registrar and transfer agent for the Trust.

INDEPENDENT AUDITORS

     Arthur Andersen LLP, are the Trust's independent accountants, providing audit services, tax return preparation services and assistance and consultation in connection with review of various Securities and Exchange Commission filings.

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

                               WSIS SERIES TRUST
                           WERTHEIM EQUITY VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995

                                      Name of Issuer
                                    and Title of Issue                                        Shares                Value
------------------------------------------------------------------------------------------  -----------          -----------
COMMON STOCKS - 91.4%
  BASIC INDUSTRY - (6.2%)
    Ferro Corporation.....................................................................      27,000           $   624,375
    James River Corporation of Virginia...................................................      30,300               973,387
    LTV Corporation New (1)...............................................................      55,000               770,000
                                                                                                                 -----------
                                                                                                                   2,367,762

  CAPITAL GOODS - (14.5%)
    Allied Signal, Incorporated...........................................................      26,300             1,117,750
    General Electric Company..............................................................      18,600             1,176,450
    General Signal Corporation............................................................      30,900               984,937
    Minnesota Mining & Manufacturing Company..............................................      15,500               881,562
    Textron, Incorporated.................................................................      16,900             1,161,875
    Trinova Corporation...................................................................       7,300               205,313
                                                                                                                 -----------
                                                                                                                   5,527,887

  CONSUMER CYCLICAL - (16.4%)
    Charming Shoppes, Incorporated........................................................      71,600               205,850
    Dillard Department Stores, Incorporated...............................................      23,800               645,575
    General Motors Corporation............................................................      25,600             1,120,000
    May Department Stores Company.........................................................      27,700             1,087,225
    Time Warner, Incorporated.............................................................      30,900             1,127,850
    Toys "R" Us, Incorporated (1).........................................................      43,900               960,312
    Wal Mart Stores, Incorporated.........................................................      51,000             1,102,875
                                                                                                                 -----------
                                                                                                                   6,249,687

See notes to financial statements.

                                       32
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                           WERTHEIM EQUITY VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

                                      Name of Issuer
                                    and Title of Issue                                        Shares                Value
------------------------------------------------------------------------------------------  -----------          -----------
COMMON STOCKS
  CONSUMER STAPLES - (11.0%)
    Colgate Palmolive Company.............................................................      18,100           $ 1,253,425
    General Mills, Incorporated...........................................................      20,000             1,147,500
    Heinz H J Company.....................................................................      23,400             1,088,100
    Kimberly Clark Corporation............................................................       9,500               689,938
                                                                                                                 -----------
                                                                                                                   4,178,963

  ENERGY - (9.4%)
    Amoco Corporation.....................................................................      18,200             1,162,525
    Chevron Corporation...................................................................      23,100             1,079,925
    Mobil Corporation.....................................................................      13,200             1,329,900
                                                                                                                 -----------
                                                                                                                   3,572,350

  FINANCE - (12.9%)
    Aetna Life & Casualty Company.........................................................      16,100             1,133,038
    American International Group, Incorporated............................................      17,100             1,442,812
    BankAmerica Corporation...............................................................      17,600             1,012,000
    General Reinsurance Corporation.......................................................       9,200             1,332,850
                                                                                                                 -----------
                                                                                                                   4,920,700

  TECHNOLOGY - (9.9%)
    BMC Software, Incorporated (1)........................................................      22,100               787,313
    Cisco Systems, Incorporated (1).......................................................      11,900               922,250
    International Business Machines.......................................................      12,100             1,176,725
    Novell, Incorporated (1)..............................................................      52,800               871,200
                                                                                                                 -----------
                                                                                                                   3,757,488

  TRANSPORTATION - (2.3%)
    Conrail, Incorporated.................................................................      12,700               873,125
                                                                                                                 -----------

See notes to financial statements.

                                       33
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                           WERTHEIM EQUITY VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

                                      Name of Issuer
                                    and Title of Issue                                        Shares                Value
------------------------------------------------------------------------------------------  -----------          -----------
COMMON STOCKS
  UTILITIES - (8.8%)
    GTE Corporation.......................................................................      37,700           $ 1,555,125
    Northeast Utilities...................................................................      32,200               796,950
    Public Service Enterprise Group.......................................................      34,500             1,013,438
                                                                                                                 -----------
                                                                                                                   3,365,513
                                                                                                                 -----------
        TOTAL COMMON STOCKS - (COST $32,112,226)                                                                  34,813,475
                                                                                                                 -----------

                                                     Interest   Repurchase   Repurchase
                                                       Rate        Date        Price
                                                    ----------  -----------  ----------
SHORT TERM INVESTMENT - 6.4%
  REPURCHASE AGREEMENT - (6.4%)
    State Street Bank and Trust Company...........      5.250%   11/01/1995  $2,419,353                            2,419,000
                                                                                                                 -----------
    (Dated 10/31/95, collateralized by a
    $2,330,000 United States Treasury Note,
    7.125%, 2/29/00)

        TOTAL SHORT TERM INVESTMENT - (COST $2,419,000)                                                            2,419,000
                                                                                                                 -----------
TOTAL INVESTMENTS - (COST $34,531,226)                                                                   97.8%    37,232,475
OTHER ASSETS LESS LIABILITIES                                                                             2.2%       855,875
                                                                                                        -----    -----------
NET ASSETS                                                                                              100.0%   $38,088,350
                                                                                                        -----    -----------
                                                                                                        -----    -----------

(1) Non-income producing security.

See notes to financial statements.

                                       34
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                    WERTHEIM SMALL CAPITALIZATION VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995

                                      Name of Issuer
                                    and Title of Issue                                        Shares                Value
------------------------------------------------------------------------------------------  -----------          -----------
COMMON STOCKS - 95.4%
  AEROSPACE - (7.6%)
    Whittaker Corporation (1).............................................................      83,000           $ 1,649,625
    Wyman Gordon Company (1)..............................................................     154,800             1,973,700
                                                                                                                 -----------
                                                                                                                   3,623,325

  APPAREL & TEXTILES - (2.0%)
    Fieldcrest Cannon, Incorporated (1)...................................................      50,000               962,500
                                                                                                                 -----------

  BANKS - (6.4%)
    Great Financial Corporation...........................................................      22,500               461,250
    Hibernia Corporation..................................................................     115,000             1,135,625
    Roosevelt Financial Group, Incorporated...............................................      29,000               467,625
    Union Planters Corporation............................................................      33,000             1,010,625
                                                                                                                 -----------
                                                                                                                   3,075,125

  BUSINESS SERVICES - (7.8%)
    Banyan Systems, Incorporated (1)......................................................     126,000               984,375
    Interim Services, Incorporated (1)....................................................      45,800             1,362,550
    Jacobs Engineering Group, Incorporated (1)............................................      64,000             1,400,000
                                                                                                                 -----------
                                                                                                                   3,746,925

  CHEMICALS - (3.0%)
    Om Group Incorporated.................................................................      48,900             1,418,100
                                                                                                                 -----------

  COMPUTERS & BUSINESS EQUIPMENT - (7.6%)
    Data General Corporation (1)..........................................................     150,000             1,725,000
    Stratus Computer, Incorporated (1)....................................................      62,000             1,929,750
                                                                                                                 -----------
                                                                                                                   3,654,750

See notes to financial statements.

                                       35
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                    WERTHEIM SMALL CAPITALIZATION VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

                                      Name of Issuer
                                    and Title of Issue                                        Shares                Value
------------------------------------------------------------------------------------------  -----------          -----------
COMMON STOCKS
  ELECTRONICS - (9.4%)
    Augat, Incorporated...................................................................      75,000           $ 1,181,250
    Dynatech Corporation (1)..............................................................      80,000             1,200,000
    LTX Corporation (1)...................................................................     172,000             2,128,500
                                                                                                                 -----------
                                                                                                                   4,509,750

  FOOD & BEVERAGES - (5.6%)
    ACX Technologies, Incorporated (1)....................................................      68,000             1,054,000
    Universal Foods Corporation...........................................................      47,000             1,609,750
                                                                                                                 -----------
                                                                                                                   2,663,750

  GAS EXPLORATION - (5.9%)
    Parker & Parsley Petroleum Company....................................................      78,000             1,443,000
    Seagull Energy Corporation (1)........................................................      82,000             1,404,250
                                                                                                                 -----------
                                                                                                                   2,847,250

  HOTELS & RESTAURANTS - (3.4%)
    Marcus Corporation....................................................................      47,500             1,644,687
                                                                                                                 -----------

  HOUSEHOLD APPLIANCES & HOME FURNISHINGS - (3.2%)
    First Alert, Incorporated (1).........................................................      98,000             1,519,000
                                                                                                                 -----------

  INDUSTRIAL MACHINERY - (8.4%)
    Gerber Scientific, Incorporated.......................................................      88,000             1,485,000
    Measurex Corporation..................................................................      43,000             1,322,250
    Watts Industries, Incorporated........................................................      60,000             1,237,500
                                                                                                                 -----------
                                                                                                                   4,044,750

See notes to financial statements.

                                       36
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                    WERTHEIM SMALL CAPITALIZATION VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

                                      Name of Issuer
                                    and Title of Issue                                        Shares                Value
------------------------------------------------------------------------------------------  -----------          -----------
COMMON STOCKS
  INSURANCE - (4.2%)
    Protective Life Corporation...........................................................      54,000           $ 1,539,000
    Western National Corporation..........................................................      35,000               481,250
                                                                                                                 -----------
                                                                                                                   2,020,250

  MEDICAL PRODUCTS - (4.2%)
    Allied Healthcare Products, Incorporated..............................................      28,900               549,100
    Gelman Sciences, Incorporated (1).....................................................      68,000             1,453,500
                                                                                                                 -----------
                                                                                                                   2,002,600

  OFFICE FURNISHINGS & SUPPLIES - (2.5%)
    New England Business Service, Incorporated............................................      62,900             1,210,825
                                                                                                                 -----------

  PETROLEUM SERVICES - (3.1%)
    Input/Output, Incorporated (1)........................................................      39,000             1,457,625
                                                                                                                 -----------

  PUBLISHING - (3.3%)
    Interleaf, Incorporated (1)...........................................................     180,000             1,594,688
                                                                                                                 -----------

  RETAIL TRADE - (3.1%)
    TJX Companies, Incorporated...........................................................     110,900             1,497,150
                                                                                                                 -----------

  SOFTWARE - (2.2%)
    Keane, Incorporated (1)...............................................................      38,200             1,031,400
                                                                                                                 -----------

See notes to financial statements.

                                       37
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                    WERTHEIM SMALL CAPITALIZATION VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

                                      Name of Issuer
                                    and Title of Issue                                        Shares                Value
------------------------------------------------------------------------------------------  -----------          -----------
COMMON STOCKS
  TRANSPORTATION - (2.5%)
    Wisconsin Central Transport Corporation (1)...........................................      20,000           $ 1,205,000
                                                                                                                 -----------
        TOTAL COMMON STOCKS - (COST $40,868,358)                                                                  45,729,450
                                                                                                                 -----------

                                                     Interest   Repurchase   Repurchase
                                                       Rate        Date        Price
                                                    ----------  -----------  ----------
SHORT TERM INVESTMENT - 5.2%
  REPURCHASE AGREEMENT - (5.2%)
    State Street Bank and Trust Company...........      5.250%   11/01/1995  $2,470,360                            2,470,000
                                                                                                                 -----------
    (Dated 10/31/95, collateralized by a
    $2,375,000 United States Treasury Note,
    7.125%, 2/29/00)

        TOTAL SHORT TERM INVESTMENT - (COST $2,470,000)                                                            2,470,000
                                                                                                                 -----------
TOTAL INVESTMENTS - (COST $43,338,358)                                                                100.6 %     48,199,450
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                  (0.6)%      (270,496)
                                                                                                      ------     -----------
NET ASSETS                                                                                            100.0 %    $47,928,954
                                                                                                      ------     -----------
                                                                                                      ------     -----------

(1) Non-income producing security.

See notes to financial statements.

                                       38
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                        WERTHEIM HIGH YIELD INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995

                                      Name of Issuer
                                    and Title of Issue                                        Shares               Value
------------------------------------------------------------------------------------------  -----------         -----------
WARRANTS - 0.0%
  AEROSPACE - (0.0%)
    Sabreliner Corporation................................................................         115          $     1,150
                                                                                                                -----------

  AIR TRANSPORT - (0.0%)
    CHC Helicopter Corporation............................................................         800                1,000
                                                                                                                -----------

  CONGLOMERATES - (0.0%)
    Chatwins Group, Incorporated..........................................................         300                  300
                                                                                                                -----------

  GAMING - (0.0%)
    Hemmeter Enterprises, Incorporated....................................................       9,490                  949
                                                                                                                -----------

  STEEL - (0.0%)
    Gulf States Steel Incorporated Alabama (1)............................................         325                1,625
                                                                                                                -----------
        TOTAL WARRANTS - (COST $32,399)                                                                               5,024
                                                                                                                -----------

                                                     Interest    Maturity    Principal
                                                       Rate        Date        Amount
                                                    ----------  -----------  ----------
BOND UNIT - 1.9%
  DIRECT BROADCAST SATELLITE TV - (1.9%)
    Echostar Communications Corporation (2).......     12.875%   06/01/2004    $620,000                              393,700
                                                                                                                 -----------

        TOTAL BOND UNIT - (COST $355,729)                                                                            393,700
                                                                                                                 -----------

See notes to financial statements.

                                       39
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                        WERTHEIM HIGH YIELD INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

                  Name of Issuer                     Interest    Maturity    Principal
                and Title of Issue                     Rate        Date        Amount                               Value
--------------------------------------------------  ----------  -----------  ----------                          -----------
CORPORATE BONDS - 90.0%
  AEROSPACE - (1.9%)
    Sabreliner Corporation........................     12.500%   04/15/2003    $425,000                          $   397,375
                                                                                                                 -----------

  AIR TRANSPORT - (10.9%)
    CHC Helicopter Corporation....................     11.500%   07/15/2002     775,000                              685,875
    Northwest Airlines Trust......................     13.875%   06/21/2008     925,000                            1,063,750
    United Air Lines, Incorporated................      9.000%   12/15/2003     450,000                              475,047
                                                                                                                 -----------
                                                                                                                   2,224,672

  APPAREL & TEXTILES - (3.1%)
    Guess, Incorporated...........................      9.500%   08/15/2003     625,000                              625,000
                                                                                                                 -----------

  BANKS - (0.2%)
    California Federal Bank Los Angeles...........     10.000%   01/03/2003      45,000                               47,250
                                                                                                                 -----------

  BUILDING PRODUCTS - (3.0%)
    Schuller International Group, Incorporated....     10.875%   12/15/2004     550,000                              613,250
                                                                                                                 -----------

  CABLE TELEVISION - (11.2%)
    CAI Wireless Systems, Incorporated............     12.250%   09/15/2002     675,000                              718,875
    Heartland Wireless Commerce, Incorporated
      (1).........................................     13.000%   04/15/2003     725,000                              808,375
    Videotron Group Limited.......................     10.625%   02/15/2005     735,000                              777,262
                                                                                                                 -----------
                                                                                                                   2,304,512

  CHEMICALS - (6.0%)
    Indspec Chemical Corporation (2)..............     11.500%   12/01/2003     975,000                              689,813
    TransResources, Incorporated..................     11.875%   07/01/2002     575,000                              546,250
                                                                                                                 -----------
                                                                                                                   1,236,063

See notes to financial statements.

                                       40
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                        WERTHEIM HIGH YIELD INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

                  Name of Issuer                     Interest    Maturity    Principal
                and Title of Issue                     Rate        Date        Amount                               Value
--------------------------------------------------  ----------  -----------  ----------                          -----------
CORPORATE BONDS
  COMPUTERS & BUSINESS EQUIPMENT - (5.4%)
    Dell Computer Corporation.....................     11.000%   08/15/2000    $550,000                          $   610,500
    Genicom Corporation...........................     12.500%   02/15/1997     495,000                              499,950
                                                                                                                 -----------
                                                                                                                   1,110,450

  CONGLOMERATES - (2.3%)
    Chatwins Group, Incorporated..................     13.000%   05/01/2003     550,000                              459,250
                                                                                                                 -----------

  GAMING - (4.4%)
    Pioneer Finance Corporation...................     13.500%   12/01/1998     250,000                              202,500
    Showboat, Incorporated........................      9.250%   05/01/2008     700,000                              690,375
                                                                                                                 -----------
                                                                                                                     892,875

  GAS EXPLORATION - (3.8%)
    TransTexas Gas Corporation....................     11.500%   06/15/2002     750,000                              785,625
                                                                                                                 -----------

  HOMEBUILDERS - (1.3%)
    Forecast Group................................     11.375%   12/15/2000     475,000                              270,750
                                                                                                                 -----------

  HOTELS & RESTAURANTS - (3.6%)
    Host Marriot Travel Plazas, Incorporated (1)..      9.500%   05/15/2005     750,000                              736,875
                                                                                                                 -----------

  LIFE INSURANCE - (1.8%)
    Presidential Life Corporation.................      9.500%   12/15/2000     365,000                              375,950
                                                                                                                 -----------

  MEDICAL PRODUCTS - (3.6%)
    Abbey Healthcare Group, Incorporated..........      9.500%   11/01/2002     700,000                              733,250
                                                                                                                 -----------

  MEDICAL TECHNOLOGY - (3.0%)
    Wright Medical Technology, Incorporated.......     10.750%   07/01/2000     600,000                              615,000
                                                                                                                 -----------

See notes to financial statements.

                                       41
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                        WERTHEIM HIGH YIELD INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

                  Name of Issuer                     Interest    Maturity    Principal
                and Title of Issue                     Rate        Date        Amount                               Value
--------------------------------------------------  ----------  -----------  ----------                          -----------
CORPORATE BONDS
  METALS - (3.8%)
    Carbide/Graphite Group, Incorporated..........     11.500%   09/01/2003    $725,000                          $   777,562
                                                                                                                 -----------

  PAPER - (4.3%)
    Malette, Incorporated.........................     12.250%   07/15/2004     650,000                              731,250
    Repap New Brunswick, Incorporated.............      9.875%   07/15/2000     150,000                              153,750
                                                                                                                 -----------
                                                                                                                     885,000

  PUBLISHING - (2.9%)
    K-III Communications Corporation..............     10.625%   05/01/2002     545,000                              584,513
                                                                                                                 -----------

  STEEL - (3.0%)
    Gulf States Steel Incorporated Alabama........     13.500%   04/15/2003     325,000                              294,125
    Sheffield Steel Corporation...................     12.000%   11/01/2001     345,000                              310,500
                                                                                                                 -----------
                                                                                                                     604,625

  TELECOMMUNICATIONS - (7.5%)
    Mobile Telecommunication Tech Corp............     13.500%   12/15/2002     775,000                              875,750
    Paging Network, Incorporated..................      8.875%   02/01/2006     650,000                              651,625
                                                                                                                 -----------
                                                                                                                   1,527,375

See notes to financial statements.

                                       42
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                        WERTHEIM HIGH YIELD INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

                  Name of Issuer                     Interest    Maturity    Principal
                and Title of Issue                     Rate        Date        Amount                               Value
--------------------------------------------------  ----------  -----------  ----------                          -----------
CORPORATE BONDS
  TRANSPORTATION - (3.0%)
    Sea Containers Limited Series A...............     12.500%   12/01/2004    $150,000                          $   162,750
    Sea Containers Limited Series B...............     12.500%   12/01/2004     425,000                              457,937
                                                                                                                 -----------
                                                                                                                     620,687
                                                                                                                 -----------
        TOTAL CORPORATE BONDS - (COST $17,927,427)                                                                18,427,909
                                                                                                                 -----------


                                                                Repurchase   Repurchase
                                                                   Date        Amount
                                                                -----------  ----------

SHORT TERM INVESTMENT - 2.5%
  REPURCHASE AGREEMENT - (2.5%)
    State Street Bank and Trust Company...........      5.250%   11/01/1995    $516,075                              516,000
                                                                                                                 -----------
    (Dated 10/31/95, collateralized by a $500,000
    United States Treasury Note, 7.125%, 2/29/00)

        TOTAL SHORT TERM INVESTMENT - (COST $516,000)                                                                516,000
                                                                                                                 -----------
TOTAL INVESTMENTS - (COST $18,831,555)                                                                   94.4%    19,342,633
OTHER ASSETS LESS LIABILITIES                                                                             5.6%     1,146,312
                                                                                                        -----    -----------
NET ASSETS                                                                                              100.0%   $20,488,945
                                                                                                        -----    -----------
                                                                                                        -----    -----------

(1) Pursuant to Rule 144A of Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1995, these securities aggregated $1,546,875 or 7.5% of net assets of the Fund.
(2) For zero coupon bonds, coupon amount represents the yield to maturity.

See notes to financial statements.

                                       43
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                     WERTHEIM INVESTMENT GRADE INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995

                Name of Issuer                   Interest    Maturity    Principal
              and Title of Issue                   Rate        Date        Amount                      Value
----------------------------------------------  ----------  -----------  ----------                 -----------
GOVERNMENT AND AGENCY SECURITIES - 41.7%
  COLLATERALIZED MORTGAGE OBLIGATION - (1.0%)
    Federal Home Loan Mortgage Corporation....      6.000%   05/15/2008  $  250,000                 $   244,450
                                                                                                    -----------

  FEDERALLY CHARTERED - (7.9%)
    Federal National Mortgage Association.....      6.320%   12/23/2003     500,000                     494,945
    Federal National Mortgage Association.....      6.360%   08/16/2000     330,000                     334,709
    Federal National Mortgage Association.....      6.400%   09/27/2005     725,000                     729,161
    Federal National Mortgage Association.....      6.480%   02/18/2004     325,000                     319,248
                                                                                                    -----------
                                                                                                      1,878,063

  U.S. GOVERNMENT SECURITIES - (32.8%)
    United States Treasury Notes..............      6.125%   05/15/1998   1,990,000                   2,011,054
    United States Treasury Notes..............      6.125%   07/31/2000     400,000                     405,120
    United States Treasury Notes..............      6.250%   05/31/2000     415,000                     422,395
    United States Treasury Notes..............      6.500%   05/15/2005     500,000                     517,575
    United States Treasury Notes..............      7.250%   08/15/2004   1,250,000                   1,353,588
    United States Treasury Notes..............      7.375%   11/15/1997     900,000                     929,817
    United States Treasury Notes..............      7.500%   10/31/1999     950,000                   1,007,618
    United States Treasury Notes..............      8.250%   07/15/1998     330,000                     350,948
    United States Treasury Bonds..............      7.125%   02/15/2023     700,000                     763,063
                                                                                                    -----------
                                                                                                      7,761,178
                                                                                                    -----------
        TOTAL GOVERNMENT AND AGENCY SECURITIES - (COST $9,443,176)                                    9,883,691
                                                                                                    -----------

See notes to financial statements.

                                       44
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                     WERTHEIM INVESTMENT GRADE INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

                Name of Issuer                   Interest    Maturity    Principal
              and Title of Issue                   Rate        Date        Amount                      Value
----------------------------------------------  ----------  -----------  ----------                 -----------
CORPORATE BONDS - 49.2%
  FINANCE & BANKING - (24.7%)
    Associates Corporation North America......      6.400%   10/20/2002    $350,000                 $   349,986
    Chase Manhattan Corporation...............      6.500%   01/15/2009     400,000                     379,600
    Chemical New York Corporation.............      9.750%   06/15/1999     525,000                     585,207
    Chrysler Financial Corporation............      7.310%   03/24/1998     400,000                     409,692
    Citicorp..................................      7.125%   09/01/2005     500,000                     514,655
    Dean Witter Discover & Company............      6.875%   03/01/2003     500,000                     508,400
    Ford Motor Credit Company.................      7.750%   03/15/2005     635,000                     678,021
    Ford Motor Credit Company.................      9.250%   06/15/1998     200,000                     215,000
    General Electric Capital Corporation......      7.875%   12/01/2006     500,000                     555,325
    General Motors Acceptance Corporation.....      6.750%   07/18/2003     300,000                     301,386
    General Motors Acceptance Corporation.....      6.750%   10/06/2003     250,000                     250,483
    Household Finance Corporation.............      8.000%   08/01/2004     400,000                     436,136
    NCNB Corporation..........................     10.200%   07/15/2015     100,000                     128,774
    Security Pacific Corporation..............      9.750%   05/15/1999     490,000                     541,891
                                                                                                    -----------
                                                                                                      5,854,556

  INDUSTRIALS - (9.4%)
    American General Corporation..............      7.700%   10/15/1999     235,000                     246,668
    Eli Lilly & Company.......................      8.125%   12/01/2001     225,000                     247,714
    Nabisco Incorporated......................      7.050%   07/15/2007     500,000                     500,715
    Pulte Corporation.........................      7.000%   12/15/2003     665,000                     631,643
    Reebok International Limited..............      6.750%   05/15/2000     200,000                     203,572
    Western National Corporation..............      7.125%   02/15/2004     400,000                     401,248
                                                                                                    -----------
                                                                                                      2,231,560

  LEISURE TIME - (5.3%)
    Carnival Cruise Lines, Incorporated.......      6.150%   10/01/2003     650,000                     630,207
    Royal Caribbean Cruises Limited...........      8.250%   04/01/2005     575,000                     616,918
                                                                                                    -----------
                                                                                                      1,247,125

See notes to financial statements.

                                       45
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                     WERTHEIM INVESTMENT GRADE INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

                Name of Issuer                   Interest    Maturity    Principal
              and Title of Issue                   Rate        Date        Amount                      Value
----------------------------------------------  ----------  -----------  ----------                 -----------
CORPORATE BONDS
  OIL - (1.2%)
    Chevron Corporation.......................      8.110%   12/01/2004  $  265,000                 $   294,272
                                                                                                    -----------

  RETAIL STORES - (4.0%)
    Penney J C Incorporated...................      6.500%   06/15/2002     600,000                     603,138
    Sears Roebuck & Company...................      9.250%   04/15/1998     325,000                     348,104
                                                                                                    -----------
                                                                                                        951,242

  TRANSPORTATION - (4.6%)
    Federal Express Corporation...............      9.875%   04/01/2002     475,000                     559,930
    Southwest Airlines Company................      7.875%   09/01/2007     300,000                     320,085
    Southwest Airlines Company................      9.250%   02/15/1998     200,000                     212,026
                                                                                                    -----------
                                                                                                      1,092,041
                                                                                                    -----------
        TOTAL CORPORATE BONDS - (COST $11,115,099)                                                   11,670,796
                                                                                                    -----------


                                                            Repurchase   Repurchase
                                                               Date        Amount
                                                            -----------  ----------
SHORT TERM INVESTMENT - 9.3%
  REPURCHASE AGREEMENT - (9.3%)
    State Street Bank and Trust Company.......      5.250%   11/01/1995  $2,200,321                   2,200,000
                                                                                                    -----------
    (Dated 10/31/95, collateralized by a
    $2,115,000 United States Treasury Note,
    7.125%, 2/29/00)

        TOTAL SHORT TERM INVESTMENT - (COST $2,200,000)                                               2,200,000
                                                                                                    -----------
TOTAL INVESTMENTS - (COST $22,758,275)                                                   100.2%      23,754,487
LIABILITIES IN EXCESS OF OTHER ASSETS                                                     (0.2)%        (50,524)
                                                                                         -----      -----------
NET ASSETS                                                                               100.0%     $23,703,963
                                                                                         -----      -----------
                                                                                         -----      -----------

See notes to financial statements.

                                       46
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                      WERTHEIM SHORT-TERM INVESTMENT FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995

                    Name of Issuer                        Interest    Maturity    Principal
                  and Title of Issue                        Rate        Date        Amount                      Value
-------------------------------------------------------  ----------  -----------  ----------                 -----------
ASSET BACKED SECURITY - 1.3%
  AUTO LOAN - (1.3%)
    General Motors Acceptance Corporation Grantor
      Trust............................................      4.150%   03/15/1998  $  450,649                 $   445,250
                                                                                                             -----------
        TOTAL ASSET BACKED SECURITY - (COST $449,873)                                                            445,250
                                                                                                             -----------
GOVERNMENT AND AGENCY SECURITIES - 57.6%
  COLLATERALIZED MORTGAGE OBLIGATIONS (1) - (1.0%)
    Federal National Mortgage Association REMIC (2)....      5.000%   03/25/2023     136,987                     135,188
    Federal National Mortgage Association REMIC (2)....      5.750%   07/25/2009     209,448                     205,224
                                                                                                             -----------
                                                                                                                 340,412

  FEDERAL AGENCIES - (21.8%)
    Federal Home Loan Bank Consolidated Discount
      Notes............................................      5.470%   04/11/1996   1,500,000                   1,464,158
    Federal Home Loan Bank Consolidated Discount
      Notes............................................      5.470%   04/18/1996   1,500,000                   1,462,609
    Federal Home Loan Bank Consolidated Discount
      Notes............................................      5.500%   12/26/1995   1,500,000                   1,487,396
    Federal Home Loan Bank Consolidated Discount
      Notes............................................      5.500%   01/25/1996   1,500,000                   1,481,087
    Federal Home Loan Bank Consolidated Discount
      Notes............................................      5.550%   01/11/1996   1,500,000                   1,484,202
                                                                                                             -----------
                                                                                                               7,379,452

See notes to financial statements.

                                       47
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                      WERTHEIM SHORT-TERM INVESTMENT FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

                    Name of Issuer                        Interest    Maturity    Principal
                  and Title of Issue                        Rate        Date        Amount                      Value
-------------------------------------------------------  ----------  -----------  ----------                 -----------
GOVERNMENT AND AGENCY SECURITIES
  FEDERALLY CHARTERED - (34.8%)
    Federal National Mortgage Association Discount
      Notes............................................      5.450%   04/29/1996  $1,500,000                 $ 1,460,700
    Federal National Mortgage Association Discount
      Notes............................................      5.460%   03/13/1996   1,500,000                   1,470,574
    Federal Home Loan Mortgage Discount Notes..........      5.480%   02/05/1996   1,500,000                   1,478,760
    Federal National Mortgage Association Discount
      Notes............................................      5.480%   03/05/1996   1,500,000                   1,472,344
    Federal National Mortgage Association Discount
      Notes............................................      5.500%   02/20/1996   1,500,000                   1,475,441
    Federal National Mortgage Association Discount
      Notes............................................      5.540%   01/18/1996   1,500,000                   1,482,645
    Federal National Mortgage Association Discount
      Notes............................................      5.550%   12/15/1995   1,500,000                   1,489,825
    Federal National Mortgage Association Discount
      Notes............................................      5.550%   12/29/1995   1,500,000                   1,486,587
                                                                                                             -----------
                                                                                                              11,816,876
                                                                                                             -----------
        TOTAL GOVERNMENT AND AGENCY SECURITIES - (COST $19,531,905)                                           19,536,740
                                                                                                             -----------
CORPORATE NOTES - 8.8%
  FINANCE & BANKING - (4.4%)
    International Bank For Reconstruction & Development
      Discount Note....................................      5.570%   12/04/1995   1,500,000                   1,492,341
                                                                                                             -----------

  INDUSTRIALS - (4.4%)
    Smithkline Beecham, Plc............................      5.250%   01/26/1996   1,500,000                   1,498,395
                                                                                                             -----------

        TOTAL CORPORATE NOTES - (COST $2,975,796)                                                              2,990,736
                                                                                                             -----------

See notes to financial statements.

                                       48
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                      WERTHEIM SHORT-TERM INVESTMENT FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

                    Name of Issuer                        Interest    Maturity    Principal
                  and Title of Issue                        Rate        Date        Amount                      Value
-------------------------------------------------------  ----------  -----------  ----------                 -----------
COMMERCIAL PAPER - 30.6%
  FINANCIAL SERVICES - (30.6%)
    American Express Company...........................      5.850%   11/20/1995  $1,500,000                 $ 1,495,369
    CIT Group Holdings, Incorporated...................      5.500%   03/11/1996   1,500,000                   1,469,324
    Ford Motor Credit Company..........................      5.620%   02/23/1996   1,500,000                   1,473,305
    General Electric Capital Corporation...............      5.580%   04/01/1996   1,500,000                   1,464,407
    General Motors Acceptance Corporation..............      5.810%   12/08/1995   1,500,000                   1,491,043
    John Deere Capital Corporation.....................      5.700%   11/07/1995   1,500,000                   1,498,575
    Prudential Funding Corporation.....................      5.700%   11/14/1995   1,500,000                   1,496,912
                                                                                                             -----------
        TOTAL COMMERCIAL PAPER - (COST $10,389,844)                                                           10,388,935
                                                                                                             -----------

                                                                     Repurchase   Repurchase
                                                                        Date        Amount
                                                                     -----------  ----------
OTHER SHORT TERM INVESTMENT - 1.7%
  REPURCHASE AGREEMENT - (1.7%)
    State Street Bank and Trust Company................      5.250%   11/01/1995  $  581,085                     581,000
                                                                                                             -----------
    (Dated 10/31/95, collateralized by a
    $560,000 United States Treasury Note,
    7.125%, 2/29/00)

        TOTAL OTHER SHORT TERM INVESTMENT - (COST $581,000)                                                      581,000
                                                                                                             -----------
TOTAL INVESTMENTS - (COST $33,928,418)                                                            100.0%      33,942,661
LIABILITIES IN EXCESS OF OTHER ASSETS                                                               0.0%          (6,783)
                                                                                                  -----      -----------
NET ASSETS                                                                                        100.0%     $33,935,878
                                                                                                  -----      -----------
                                                                                                  -----      -----------

(1) For collateralized mortgage obligations, the period of time that the Fund expects to receive all scheduled principal payments may be shorter than the stated maturity of the obligation.
(2) For zero coupon bonds, coupon amount represents the yield to maturity.

See notes to financial statements.

                                       49
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1995

                                                            Small
                                           Equity       Capitalization     High Yield     Investment     Short-Term
                                           Value            Value            Income      Grade Income    Investment
                                            Fund             Fund             Fund           Fund           Fund
                                        ------------   ----------------   ------------   ------------   ------------
ASSETS
  Investments in securities, at value
    - Note 2..........................  $ 37,232,475   $    48,199,450    $ 19,342,633   $23,754,487    $ 33,942,661
  Cash................................           237               728             989           566             780
  Dividends receivable................        31,730            12,784               0             0               0
  Interest receivable.................           353               360         638,439       373,475          21,697
  Receivable for securities sold......     1,411,023           167,119         681,200       322,474               0
  Receivable for trust shares sold....        21,812            63,332           3,120            66           1,014
  Deferred organizational costs.......        35,080            35,080          35,080        35,420          32,986
  Prepaid expenses....................        10,119            10,944           8,943         9,086           9,695
  Due from Schroder Wertheim
    Investment Services, Inc. - Note
    3.................................             0                 0           9,319         6,530           1,611
                                        ------------   ----------------   ------------   ------------   ------------
    TOTAL ASSETS......................    38,742,829        48,489,797      20,719,723    24,502,104      34,010,444
LIABILITIES
  Payable for securities purchased....       563,066           294,009         158,153       732,121               0
  Payable for trust shares redeemed...         5,467           163,440           3,879         2,926          11,515
  Advisory fee payable - Note 3.......        27,048            40,733          16,312        11,087          10,028
  Accounts payable and accrued
    expenses..........................        58,898            62,661          48,487        47,407          52,933
  Dividends payable...................             0                 0           3,947         4,600              90
                                        ------------   ----------------   ------------   ------------   ------------
    TOTAL LIABILITIES.................       654,479           560,843         230,778       798,141          74,566
                                        ------------   ----------------   ------------   ------------   ------------
    NET ASSETS........................  $ 38,088,350   $    47,928,954    $ 20,488,945   $23,703,963    $ 33,935,878
                                        ------------   ----------------   ------------   ------------   ------------
                                        ------------   ----------------   ------------   ------------   ------------
NET ASSETS
  CAPITAL PAID-IN.....................  $ 32,165,352   $    43,044,976    $ 21,560,738   $22,413,024    $ 33,959,075
  UNDISTRIBUTED (OVERDISTRIBUTED) NET
    INVESTMENT INCOME.................       339,842                 0            (429)       (4,600)         89,297
  ACCUMULATED NET REALIZED GAIN (LOSS)
    ON INVESTMENTS....................     2,881,907            22,886      (1,582,442)      299,327        (126,737)
  NET UNREALIZED APPRECIATION OF
    INVESTMENTS.......................     2,701,249         4,861,092         511,078       996,212          14,243
                                        ------------   ----------------   ------------   ------------   ------------
    NET ASSETS........................  $ 38,088,350   $    47,928,954    $ 20,488,945   $23,703,963    $ 33,935,878
                                        ------------   ----------------   ------------   ------------   ------------
                                        ------------   ----------------   ------------   ------------   ------------
  NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE........  $      11.12   $         10.77    $       8.72   $      9.93    $       9.88
  TOTAL SHARES OUTSTANDING AT END OF
    YEAR..............................     3,425,424         4,448,479       2,349,693     2,388,152       3,433,768
  COST OF SECURITIES..................  $ 34,531,226   $    43,338,358    $ 18,831,555   $22,758,275    $ 33,928,418

See notes to financial statements.

                                       50
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1995

                                                               Small
                                              Equity       Capitalization     High Yield     Investment     Short-Term
                                              Value            Value            Income      Grade Income    Investment
                                               Fund             Fund             Fund           Fund           Fund
                                           ------------   ----------------   ------------   ------------   ------------
INVESTMENT INCOME
  Dividend income........................  $    771,894   $       283,467    $     14,342   $         0    $          0
  Interest income........................       117,172           183,054       2,157,981     1,428,953       1,928,255
                                           ------------   ----------------   ------------   ------------   ------------
    TOTAL INCOME.........................       889,066           466,521       2,172,323     1,428,953       1,928,255
EXPENSES
  Investment advisory fees - Note 3......       252,615           349,672         176,520        98,478         131,121
  Administrative fees....................        55,376            60,374          33,721        33,690          55,267
  Custodian fees.........................        39,309            47,901          41,767        37,369          35,744
  Audit fees.............................        21,000            21,000          21,000        21,000          19,000
  Legal fees.............................        21,049            21,049          21,050        21,049          20,000
  Printing expenses......................         8,000             8,000           8,000         8,000           8,000
  Trustees fees..........................         7,600             7,600           7,600         7,600           7,600
  Transfer agent fees....................        47,086            47,393          43,516        40,419          43,036
  Organizational expenses................         9,647             9,647           9,647         9,647           9,647
  Registration fees......................        18,287            17,984          16,530        15,348          21,352
  Insurance..............................         1,189             1,189           1,189         1,189           1,189
  Other..................................         1,812             2,376           2,313         2,292           2,502
  Expenses borne by Schroder Wertheim
    Investment Services, Inc. - Note 3...       (16,285)          (22,164)        (93,036)      (88,653)        (42,642)
                                           ------------   ----------------   ------------   ------------   ------------
    TOTAL EXPENSES.......................       466,685           572,021         289,817       207,428         311,816
                                           ------------   ----------------   ------------   ------------   ------------
    NET INVESTMENT INCOME/(LOSS).........       422,381          (105,500)      1,882,506     1,221,525       1,616,439
                                           ------------   ----------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  NET REALIZED GAIN (LOSS) ON
    INVESTMENTS..........................     2,987,577           226,635      (1,236,881)      396,597         (76,414)
  CHANGE IN NET UNREALIZED APPRECIATION
    OF INVESTMENTS.......................     2,957,170         4,156,231       1,163,750     1,226,836         104,005
                                           ------------   ----------------   ------------   ------------   ------------
    NET GAIN (LOSS)......................     5,944,747         4,382,866         (73,131)    1,623,433          27,591
                                           ------------   ----------------   ------------   ------------   ------------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................  $  6,367,128   $     4,277,366    $  1,809,375   $ 2,844,958    $  1,644,030
                                           ------------   ----------------   ------------   ------------   ------------
                                           ------------   ----------------   ------------   ------------   ------------

See notes to financial statements.

                                       51
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                                OCTOBER 31, 1995

                                                                          SMALL CAPITALIZATION
                                              EQUITY VALUE FUND                VALUE FUND
                                          --------------------------   --------------------------
                                             YEAR          PERIOD         YEAR          PERIOD
                                             ENDED         ENDED          ENDED         ENDED
                                           10/31/95     10/31/94(1)     10/31/95     10/31/94(1)
                                          -----------   ------------   -----------   ------------
INCREASE IN NET ASSETS
  From operations:
    Net investment income/(loss)........  $   422,381   $    132,970   $  (105,500)  $     10,391
    Net realized gain (loss) on
      investments.......................    2,987,577       (105,670)      226,635       (185,520)
    Change in net unrealized
      appreciation (depreciation) of
      investments.......................    2,957,170       (255,921)    4,156,231        704,861
                                          -----------   ------------   -----------   ------------
    Net increase (decrease) in net
      assets resulting from
      operations........................    6,367,128       (228,621)    4,277,366        529,732
  Net equalization credits - Note 2.....            0              0             0              0
  Dividends and distributions to
    Shareholders:
    From net investment income..........     (217,293)             0       (11,130)             0
    In excess of net investment
      income............................            0              0             0              0
    Tax return of capital...............            0              0             0              0
  Net increase from trust share
    transactions........................   10,629,016     21,518,120    22,469,797     20,643,189
                                          -----------   ------------   -----------   ------------
    TOTAL INCREASE......................   16,778,851     21,289,499    26,736,033     21,172,921
  Net Assets
    Beginning of period.................   21,309,499         20,000    21,192,921         20,000
                                          -----------   ------------   -----------   ------------
    End of period (a)...................  $38,088,350   $ 21,309,499   $47,928,954   $ 21,192,921
                                          -----------   ------------   -----------   ------------
                                          -----------   ------------   -----------   ------------
(a) Including undistributed
  (overdistributed) net investment
  income................................  $   339,842   $    132,970   $         0   $     10,391

(1) For the period February 16, 1994 (commencement of investment operations) through October 31, 1994.
(2) For the period February 22, 1994 (commencement of investment operations) through October 31, 1994.
(3) For the period January 11, 1994 (commencement of investment operations) through October 31, 1994.

See notes to financial statements.

                                       52
                               WSIS SERIES TRUST

                                                  HIGH YIELD                INVESTMENT GRADE                SHORT-TERM
                                                 INCOME FUND                  INCOME FUND                INVESTMENT FUND
                                          --------------------------   --------------------------   --------------------------
                                             YEAR          PERIOD         YEAR          PERIOD         YEAR          PERIOD
                                             ENDED         ENDED          ENDED         ENDED          ENDED         ENDED
                                           10/31/95     10/31/94(1)     10/31/95     10/31/94(2)     10/31/95     10/31/94(3)
                                          -----------   ------------   -----------   ------------   -----------   ------------
INCREASE IN NET ASSETS
  From operations:
    Net investment income/(loss)........  $ 1,882,506   $    469,541   $ 1,221,525   $    226,910   $ 1,616,439   $    522,157
    Net realized gain (loss) on
      investments.......................   (1,236,881)      (266,898)      396,597        (88,586)      (76,414)        (4,524)
    Change in net unrealized
      appreciation (depreciation) of
      investments.......................    1,163,750       (652,672)    1,226,836       (230,624)      104,005        (89,762)
                                          -----------   ------------   -----------   ------------   -----------   ------------
    Net increase (decrease) in net
      assets resulting from
      operations........................    1,809,375       (450,029)    2,844,958        (92,300)    1,644,030        427,871
  Net equalization credits - Note 2.....        7,770         85,325        17,649         24,789             0              0
  Dividends and distributions to
    Shareholders:
    From net investment income..........   (1,875,254)      (469,541)   (1,238,821)      (226,910)   (1,617,411)      (521,908)
    In excess of net investment
      income............................            0        (15,022)            0           (353)            0              0
    Tax return of capital...............            0        (70,263)            0        (24,436)            0              0
  Net increase from trust share
    transactions........................    4,591,461     16,855,123     9,174,957     13,204,430     3,137,885     30,845,411
                                          -----------   ------------   -----------   ------------   -----------   ------------
    TOTAL INCREASE......................    4,533,352     15,935,593    10,798,743     12,885,220     3,164,504     30,751,374
  Net Assets
    Beginning of period.................   15,955,593         20,000    12,905,220         20,000    30,771,374         20,000
                                          -----------   ------------   -----------   ------------   -----------   ------------
    End of period (a)...................  $20,488,945   $ 15,955,593   $23,703,963   $ 12,905,220   $33,935,878   $ 30,771,374
                                          -----------   ------------   -----------   ------------   -----------   ------------
                                          -----------   ------------   -----------   ------------   -----------   ------------
(a) Including undistributed
  (overdistributed) net investment
  income................................  $      (429)  $    (15,022)  $    (4,600)  $       (353)  $    89,297   $        249


                                       53
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                    SMALL CAPITALIZATION
                                     EQUITY VALUE FUND                   VALUE FUND
                                ---------------------------      ---------------------------
                                OCTOBER 31,    OCTOBER 31,       OCTOBER 31,    OCTOBER 31,
                                    1995         1994(1)             1995         1994(1)
                                ------------   ------------      ------------   ------------
NET ASSET VALUE AT BEGINNING
  OF PERIOD...................  $      9.45    $     10.00       $      9.77    $     10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income/(Loss)
    (4).......................         0.11           0.06             (0.03)          0.00
  Net Realized and Unrealized
    Gain (Loss) on
    Investments...............         1.63          (0.61)             1.03          (0.23)
                                ------------   ------------      ------------   ------------
  TOTAL FROM INVESTMENT
    OPERATIONS................         1.74          (0.55)             1.00          (0.23)
                                ------------   ------------      ------------   ------------
LESS DISTRIBUTIONS:
  From Net Investment
    Income....................        (0.07)          0.00              0.00           0.00
  In Excess of Net Investment
    Income....................         0.00           0.00              0.00           0.00
  Tax Return of Capital.......         0.00           0.00              0.00           0.00
                                ------------   ------------      ------------   ------------
  Total Distributions.........        (0.07)          0.00              0.00           0.00
                                ------------   ------------      ------------   ------------
NET ASSET VALUE AT END OF
  PERIOD......................  $     11.12    $      9.45       $     10.77    $      9.77
                                ------------   ------------      ------------   ------------
                                ------------   ------------      ------------   ------------
TOTAL RETURN..................        18.63%         (5.50)%(5)        10.27%         (2.30)%(5)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period
    (000's)...................  $    38,088    $    21,309       $    47,929    $    21,193
  Ratio of Operating Expenses
    to Average Net Assets
    (4).......................         1.40%          1.30%(6)          1.56%          1.45%(6)
  Ratio of Net Investment
    Income to Average Net
    Assets....................         1.27%          1.37%(6)         (0.29)%         0.17%(6)
  Portfolio Turnover Rate.....        83.15%        102.56%            45.74%         18.53%

(1) For the period February 16, 1994 (commencement of investment operations) through October 31, 1994.
(2) For the period February 22, 1994 (commencement of investment operations) through October 31, 1994.
(3) For the period January 11, 1994 (commencement of investment operations) through October 31, 1994.
Notes to Financial Highlights continued on page 41.

See notes to financial statements.

                                       54
                               WSIS SERIES TRUST

                                        HIGH YIELD                    INVESTMENT GRADE                    SHORT-TERM
                                        INCOME FUND                      INCOME FUND                    INVESTMENT FUND
                                ---------------------------      ---------------------------      ---------------------------
                                OCTOBER 31,    OCTOBER 31,       OCTOBER 31,    OCTOBER 31,       OCTOBER 31,    OCTOBER 31,
                                    1995         1994(1)             1995         1994(2)             1995         1994(3)
                                ------------   ------------      ------------   ------------      ------------   ------------
NET ASSET VALUE AT BEGINNING
  OF PERIOD...................  $      8.79    $     10.00       $      9.14    $     10.00       $      9.88    $     10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income/(Loss)
    (4).......................         0.84           0.48              0.59           0.34              0.49           0.30
  Net Realized and Unrealized
    Gain (Loss) on
    Investments...............        (0.07)         (1.14)             0.79          (0.83)             0.00          (0.12)
                                ------------   ------------      ------------   ------------      ------------   ------------
  TOTAL FROM INVESTMENT
    OPERATIONS................         0.77          (0.66)             1.38          (0.49)             0.49           0.18
                                ------------   ------------      ------------   ------------      ------------   ------------
LESS DISTRIBUTIONS:
  From Net Investment
    Income....................        (0.84)         (0.47)            (0.59)         (0.34)            (0.49)         (0.30)
  In Excess of Net Investment
    Income....................         0.00          (0.01)             0.00           0.00              0.00           0.00
  Tax Return of Capital.......         0.00          (0.07)             0.00          (0.03)             0.00           0.00
                                ------------   ------------      ------------   ------------      ------------   ------------
  Total Distributions.........        (0.84)         (0.55)            (0.59)         (0.37)            (0.49)         (0.30)
                                ------------   ------------      ------------   ------------      ------------   ------------
NET ASSET VALUE AT END OF
  PERIOD......................  $      8.72    $      8.79       $      9.93    $      9.14       $      9.88    $      9.88
                                ------------   ------------      ------------   ------------      ------------   ------------
                                ------------   ------------      ------------   ------------      ------------   ------------
TOTAL RETURN..................         9.16%         (6.60)%(5)        15.62%         (4.90)%(5)         5.02%          1.83%(5)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period
    (000's)...................  $    20,489    $    15,956       $    23,704    $    12,905       $    33,936    $    30,771
  Ratio of Operating Expenses
    to Average Net Assets
    (4).......................         1.48%          1.30%(6)          1.06%          0.87%(6)          0.95%          0.78%(6)
  Ratio of Net Investment
    Income to Average Net
    Assets....................         9.67%          9.67%(6)          6.35%          6.39%(6)          4.91%          4.48%(6)
  Portfolio Turnover Rate.....       149.58%         59.30%           113.50%        155.63%            27.86%         71.38%

(4) Net Investment Income is after reimbursement of certain expenses by Schroder Wertheim Investment Services, Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Funds, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: Wertheim Equity Value Fund: 1995 - $0.11 and 1.45%; 1994 - $0.02 and 2.17%; Wertheim Small Capitalization Value Fund:
    1995 - ($0.03) and 1.62%; 1994 - ($0.04) and 3.15%; Wertheim High Yield
    Income Fund: 1995 - $0.80 and 1.96%; 1994 - $0.44 and 3.59%, Wertheim
    Investment Grade Income Fund: 1995 - $0.56 and 1.50%; 1994 - $0.21 and 3.98%; and Wertheim Short-Term Investment Fund: 1995 - $0.47 and 1.08%; 1994 - $0.24 and 1.66%, respectively.
(5) Not annualized.
(6) Annualized.

                                      55
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

NOTE 1 -- ORGANIZATION

WSIS Series Trust (the "Trust") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust has an unlimited number of authorized shares, which are divided into five separate investment portfolios --Wertheim Equity Value Fund, Wertheim Small Capitalization Value Fund, Wertheim High Yield Income Fund, Wertheim Investment Grade Income Fund and Wertheim Short-Term Investment Fund (collectively, the "Funds").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Equity securities traded on a national securities exchange are valued at their last reported sale price on the principal exchange; or, if traded in the over-the-counter market or on a national securities exchange for which no sales took place on the day of valuation, at the last available bid price. Debt securities are valued on the basis of valuations provided by a pricing service that determines valuations for normal institutional size trading units of debt securities, or through obtaining independent quotes from market makers. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which current market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Trust's Board of Trustees.

REPURCHASE AGREEMENTS: Funds enter into repurchase agreements with approved institutions and are collateralized by U.S. Government securities. The Trust's custodian takes possession of the underlying securities, the market value of which at the time of purchase at least equals the resale price, principal amount plus interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the underlying securities is marked-to-market on a daily basis to ensure the adequacy of the underlying securities. Schroder Wertheim Investment Services, Inc. ("Schroder"), investment adviser to the Trust, is responsible for determining that the value of the underlying securities is at all times at least equal to the resale price. In the event of default by the seller to repurchase the securities, a Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of sale, including accrued interest, is less than the resale price of the repurchase agreement. If the seller should be involved in bankruptcy or insolvency proceedings, realization and/or retention of the underlying securities, or proceeds may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

                                       56
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Trust can be directly attributed to a specific Fund. Expenses not directly attributed to a specific Fund are allocated among the Funds in such a manner as deemed equitable by the Trustees.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income are declared and distributed at least annually for Wertheim Equity Value Fund and Wertheim Small Capitalization Value Fund; declared and distributed monthly for Wertheim High Yield Income Fund and Wertheim Investment Grade Income Fund; and declared daily and distributed monthly for Wertheim Short-Term Investment Fund. Distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION COSTS: Costs and expenses of the Trust paid by Schroder and its affiliates in connection with the organization of the Trust and the initial public offering of its shares have been deferred by the Trust and are being amortized on a straight-line basis from the date operations commenced over a period that it is expected a benefit will be realized, not to exceed five years.

Schroder has agreed with respect to each of the Funds that, if any of the initial shares of a Fund are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

EQUALIZATION: Wertheim High Yield Income Fund and Wertheim Investment Grade Income Fund follow an accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales and redemptions of the above listed Fund's shares.

FEDERAL INCOME TAXES: It is the intention of the Trust for each Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute substantially all

                                       57
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.

As of October 31, 1995, realized capital loss carryforwards, for Federal income tax purposes, available to be used to offset future realized capital gains are as follows: Wertheim High Yield Income Fund has $1,582,442 ($247,397 expiring on October 31, 2002 and $1,335,045 expiring on October 31, 2003); and Wertheim Short-Term Investment Fund has $126,737 ($4,524 expiring on October 31, 2002 and $122,213 expiring on October 31, 2003).

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, losses deferred due to wash sales and excise tax regulations.

At October  31,  1995, the  Trust  reclassified the  following  amounts  between
paid-in   capital,  accumulated  undistributed  net  realized  gain  (loss)  and accumulated undistributed net investment income

                                                                                               Increase/(Decrease)
                                                                          Increase/(Decrease)     Accumulated
                                                     Increase/(Decrease)  Undistributed Net         Realized
                                                      Paid-in Capital     Investment Income       Gain/(Loss)
                                                     ------------------   ------------------   ------------------
Wertheim Equity Value Fund.........................      $ (1,045)            $  1,045             $      0
Wertheim Small Capitalization Value Fund...........       (87,271)             105,500              (18,229)
Wertheim High Yield Income Fund....................        79,092                 (429)             (78,663)
Wertheim Investment Grade Income Fund..............        13,284               (4,600)              (8,684)
Wertheim Short-Term Investment Fund................       (43,498)              89,297              (45,799)

These reclassifications had no impact on the net asset value of the Funds and are designed to present each Fund's capital accounts on a tax basis.

NOTE 3 -- INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENT

The Trust has entered into an investment advisory agreement with Schroder. Under the agreement, Schroder provides investment management services, and receives for its services compensation monthly at the following annual rates based on

                                       58
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

average daily net assets of each Fund taken separately: 0.75% for Wertheim Equity Value Fund; 0.95% for Wertheim Small Capitalization Value Fund; 0.90% for Wertheim High Yield Income Fund; 0.50% for Wertheim Investment Grade Income Fund; and 0.40% for Wertheim Short-Term Investment Fund.

The Trust has also entered into an Administration Agreement with State Street Bank and Trust Company ("State Street"). Under the Administration Agreement, the Trust pays compensation to State Street at the following annual rates based on the average daily net assets of each Fund taken separately: 0.08% of the first $125 million of each Fund's average daily net assets, 0.06% of the next $125 million of each Fund's average daily net assets and 0.04% of each Fund's average daily net assets in excess of $250 million, subject to certain minimum requirements.

In order to limit the Funds' expenses, Schroder voluntarily agreed to reduce its compensation and, if necessary, to pay certain expenses of each of the Funds until March 1, 1995, with respect to each of the Funds to the extent that a Fund's expenses, other than Schroder's compensation, brokerage, interest, taxes, deferred organizational expenses, and extraordinary expenses exceed the following annual rates: 0.55% of average daily net assets of Wertheim Equity Value Fund; 0.50% of average daily net assets of Wertheim Small Capitalization Value Fund; 0.40% of average daily net assets of Wertheim High Yield Income Fund; 0.37% of average daily net assets of Wertheim Investment Grade Income Fund; and 0.38% of average daily net assets of Wertheim Short-Term Investment Fund. Schroder has voluntarily agreed to extend the limitation until October 31, 1996, at the following annual rates: 0.80% of average daily net assets of Wertheim Equity Value Fund; 0.75% of average daily net assets of Wertheim Small Capitalization Value Fund; 0.65% of average daily net assets of Wertheim High Yield Income Fund; 0.62% of average daily net assets of Wertheim Investment Grade Income Fund; and 0.63% of average daily net assets of Wertheim Short-Term Investment Fund. The Trust pays all expenses not assumed by Schroder, including Trustees' fees, auditing, legal, custodial, and investor servicing and shareholder reporting expenses.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES

BROKERAGE COMMISSIONS: Brokerage commissions received by affiliates of the Trust's investment adviser, from portfolio transactions conducted with the Funds during the year ended October 31, 1995, amounted to $7,732.

TRUSTEES' FEES: The Trust pays no compensation to Trustees who are employees of Schroder. Trustees who are not Schroder employees receive an annual fee of $5,000 and an additional fee of $1,500 for each Trustees' meeting attended.

                                       59
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

NOTE 5 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year ended October 31, 1995 were as follows:

                                                       Non-                      Non-
                                                    Government   Government   Government   Government
                                                     Purchases    Purchases      Sales        Sales
                                                    -----------  -----------  -----------  -----------

Wertheim Equity Value Fund........................  $34,732,072  $         0  $25,884,564  $         0
Wertheim Small Capitalization Value Fund..........   37,194,710            0   15,329,651            0
Wertheim High Yield Income Fund...................   30,970,119            0   27,234,448            0
Wertheim Investment Grade Income Fund.............   12,465,486   16,837,158   10,263,150   10,693,230
Wertheim Short-Term Investment Fund...............    2,993,280            0    3,819,462   15,072,673

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 1995 were as follows:

                                                                         Gross Unrealized      Net Unrealized
                                                       Identified          Appreciation         Appreciation
                                                          Cost            (Depreciation)       (Depreciation)
                                                      ------------   ------------------------  ---------------
Wertheim Equity Value Fund..........................  $34,577,510    $3,687,734  $(1,032,769)    $2,654,965
Wertheim Small Capitalization Value Fund............   43,341,246     7,097,964   (2,239,760)     4,858,204
Wertheim High Yield Income Fund.....................   18,831,566       839,683     (328,616)       511,067
Wertheim Investment Grade Income Fund...............   22,758,621     1,004,369       (8,503)       995,866
Wertheim Short-Term Investment Fund.................   33,928,418        23,835       (9,592)        14,243

                                       60
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

NOTE 6 -- SHAREHOLDERS' TRANSACTIONS

Following is a summary of shareholder transactions for each Fund:

                                                                                Period from February 16,
                                                             Year Ended                   1994
                                                          October 31, 1995        to October 31, 1994
                                                        Shares      Dollars       Shares      Dollars
                                                      ----------  ------------  ----------  ------------
WERTHEIM EQUITY VALUE FUND
  Shares sold.......................................   2,234,169  $ 21,323,054   4,996,170  $ 48,195,340
  Shares issued to shareholders in reinvestment.....      23,861       216,153           0             0
  Shares redeemed...................................  (1,087,443)  (10,910,191) (2,743,333)  (26,677,220)
                                                      ----------  ------------  ----------  ------------
  Net increase......................................   1,170,587  $ 10,629,016   2,252,837  $ 21,518,120
                                                      ----------  ------------  ----------  ------------
                                                      ----------  ------------  ----------  ------------


                                                                                Period from February 16,
                                                             Year Ended                   1994
                                                          October 31, 1995        to October 31, 1994
                                                        Shares      Dollars       Shares      Dollars
                                                      ----------  ------------  ----------  ------------
WERTHEIM SMALL CAPITALIZATION VALUE FUND
  Shares sold.......................................   3,098,020   $30,759,624   2,308,194   $22,011,948
  Shares issued to shareholders in reinvestment.....       1,129        10,971           0             0
  Shares redeemed...................................    (820,811)   (8,300,798)   (140,053)   (1,368,759)
                                                      ----------  ------------  ----------  ------------
  Net increase......................................   2,278,338   $22,469,797   2,168,141   $20,643,189
                                                      ----------  ------------  ----------  ------------
                                                      ----------  ------------  ----------  ------------

                                                                                Period from February 16,
                                                             Year Ended                   1994
                                                          October 31, 1995        to October 31, 1994
                                                        Shares      Dollars       Shares      Dollars
                                                      ----------  ------------  ----------  ------------
WERTHEIM HIGH YIELD INCOME FUND
  Shares sold.......................................   1,003,992   $ 8,719,371   1,909,620   $17,802,573
  Shares issued to shareholders in reinvestment.....     201,685     1,754,861      57,625       515,036
  Shares redeemed...................................    (671,847)   (5,875,001)   (153,382)   (1,377,161)
  Income equalization received......................           0        (7,770)          0       (85,325)
                                                      ----------  ------------  ----------  ------------
  Net increase......................................     533,830   $ 4,591,461   1,813,863   $16,855,123
                                                      ----------  ------------  ----------  ------------
                                                      ----------  ------------  ----------  ------------

                                       61
                               WSIS SERIES TRUST

                               WSIS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995
                                  -CONTINUED-

                                                                                Period from February 22,
                                                             Year Ended                   1994
                                                          October 31, 1995        to October 31, 1994
                                                        Shares      Dollars       Shares      Dollars
                                                      ----------  ------------  ----------  ------------
WERTHEIM INVESTMENT GRADE INCOME FUND
  Shares sold.......................................   1,636,204  $ 15,312,312   2,269,033  $ 21,290,294
  Shares issued to shareholders in reinvestment.....     124,830     1,193,295      24,801       230,657
  Shares redeemed...................................    (785,028)   (7,313,001)   (883,688)   (8,291,732)
  Income equalization received......................           0       (17,649)          0       (24,789)
                                                      ----------  ------------  ----------  ------------
  Net increase......................................     976,006  $  9,174,957   1,410,146  $ 13,204,430
                                                      ----------  ------------  ----------  ------------
                                                      ----------  ------------  ----------  ------------


                                                                                Period from January 11,
                                                             Year Ended                   1994
                                                          October 31, 1995        to October 31, 1994
                                                        Shares      Dollars       Shares      Dollars
                                                      ----------  ------------  ----------  ------------
WERTHEIM SHORT-TERM INVESTMENT FUND
  Shares sold.......................................   2,016,637  $ 19,914,676   6,613,581  $ 65,551,871
  Shares issued to shareholders in reinvestment.....     162,019     1,599,931      44,254       437,876
  Shares redeemed...................................  (1,860,847)  (18,376,722) (3,543,876)  (35,144,336)
                                                      ----------  ------------  ----------  ------------
  Net increase......................................     317,809  $  3,137,885   3,113,959  $ 30,845,411
                                                      ----------  ------------  ----------  ------------
                                                      ----------  ------------  ----------  ------------

NOTE 7 -- BENEFICIAL INTEREST

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders.

                                                                                    5% or Greater Shareholders
                                                                                  ------------------------------
                                                                                     Number      % of Fund Held
                                                                                  -------------  ---------------
Wertheim Equity Value Fund......................................................            2          27.04%
Wertheim Small Capitalization Value Fund........................................            2          19.80%
Wertheim High Yield Income Fund.................................................            2          22.94%
Wertheim Investment Grade Income Fund...........................................            4          54.86%

                                       62
                               WSIS SERIES TRUST

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and
Board of Trustees of WSIS Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WSIS Series Trust (a Massachusetts business trust comprising, respectively, the Wertheim Equity Value Fund, Wertheim Small Capitalization Value Fund, Wertheim High Yield Income Fund, Wertheim Investment Grade Income Fund and Wertheim Short-Term Investment Fund) as of October 31, 1995 and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period ended October 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the WSIS Series Trust as of October 31, 1995 the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and the period ended October 31, 1994 in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

New York, New York
December 14, 1995

                                       63
                               WSIS SERIES TRUST

                                     PART C

                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)     Financial Statements Included in Parts A and B:

               (1)    Report of Independent Auditors


               (2) Statements of assets and liabilities, October 31, 1995. Statements of Operations -- period ended October 31, 1995. Statements of Changes in net assets -- period ended October 31, 1995.
                      Financial Highlights -- period ended October 31, 1995. Notes to Financial Statements.


               Included in Part C: None.

       (b)     Exhibits


               (1)    -  Agreement and Declaration of Trust*
               (2)    -  Bylaws*
               (3)    -  Inapplicable
               (4)(A) - Forms of certificate representing shares of beneficial interest*
                  (B) - Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights*
                  (C) -  Portions of Bylaws Relating to Shareholders' Rights*
               (5)    -  Form of Management Contract*
               (6)    -  Form of Distributor's Contract*
               (7)    -  Inapplicable
               (8)    -  Form of Custodian Agreement*
               (9)(A) -  Form of Transfer Agent and Servicing Agreement*
                  (B) -  Form of Administration Agreement*
               (10)   -  Opinion and Consent of Ropes & Gray*
               (11)   -  Consent of Independent Public Accountants
               (12)   -  Inapplicable
               (13)   -  Form of Initial Capital Agreement*
               (14)   -  Inapplicable
               (15)   -  Inapplicable
               (16)   -  Schedule for Computation of Performance Information*
               (17)   -  Financial Data Schedules
               (18)   -  Inapplicable


__________________________________

     *  Previously filed.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     The Schroder Wertheim & Co. Incorporated Profit-Sharing and Savings Incentive Plans and the Lewco Securities Corp. Profit Sharing and Thrift Plans, and the Schroder Wertheim & Co. Pension Plan may be deemed to "control" certain of the Funds. See "Principal Holders of Securities" in the Statement of Additional Information.



ITEM 26.  NUMBER OF RECORD HOLDERS OF SECURITIES


     As of November 30, 1995, the number of shareholders of record of each Fund was as follows:



Fund                                         # record shareholders
----                                         ---------------------

Wertheim Equity Value Fund                          1,255

Wertheim Small Capitalization
Value Fund                                          1,320

Wertheim Investment Grade
Income Fund                                           696

Wertheim High Yield Income Fund                       790

Wertheim Short-Term Investment Fund                   980


ITEM 27.  INDEMNIFICATION

     Article VIII of the Registrant's Agreement and Declaration of Trust provides as follows:


     SECTION 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the uninterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.


     SECTION 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     SECTION 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in
Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                              ---------------------


     Reference is made to the Distributor's Contract, previously filed, which contains provisions for the indemnification by Schroder Wertheim & Co. Incorporated of the Registrant and Trustees and officers of the Registrant under certain circumstances. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees and officers of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee or officer of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     The directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation, or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. The address of the investment adviser and its corporate affiliates is 787 Seventh Avenue, New York, New York 10019.


ITEM 29.  PRINCIPAL UNDERWRITERS


     (a) Schroder Fund Advisors Inc. currently acts as the principal underwriter for Schroder Capital Funds (Delaware), Schroder U.S. Equity Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder U.S. Smaller Companies Fund, and International Equity Fund.


     (b) The directors and officers of the Registrant's principal underwriter are:

                                 Positions and
                                 Offices with          Positions and Offices
Name                             Registrant            with Underwriter
----                            -------------          ---------------------

Kathleen Adams                   None                  Vice President

Margaret Douglas-Hamilton        None                  Secretary

Sharon L. Haugh                  None                  Director

Mark J. Smith                    Vice President        Director; Vice President

John A. Troiano                  None                  Director

Laura E. Luckyn-Malone           President             Chairman; President

E. William Smethurst, Jr.        Trustee; Chairman     Director; Vice President

Catherine A. Mazza               Vice President;       Senior Vice President
                                 Clerk

Robert Jackowitz                 Treasurer             Treasurer

Anita L. Whelan                  None                  Vice President

Barbara Gottlieb                 Assistant Clerk       Assistant Vice President

Sean Keegan                      None                  Assistant Vice President

     The principal business address of each person listed above is 787 Seventh Avenue, New York, New York 10019.

     (c) Inapplicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Clerk, Catherine A. Mazza; Registrant's investment adviser, Schroder Wertheim Investment Services, Inc.; Registrant's custodian, State Street Bank & Trust Company; and Registrant's transfer agent and registrar, Boston Financial Data Services, Inc. The address of the Clerk and investment adviser is Equitable Center, 787 Seventh Avenue, New York, New York 10019. The address of the custodian is 225 Franklin Street, Boston, Massachusetts 02110. The address of the transfer agent and registrar is Two Heritage Drive, Quincy, Massachusetts, 02171.


ITEM 31.  MANAGEMENT SERVICES

     None.

ITEM 32.  UNDERTAKINGS

     (a)  Inapplicable.


     (b)  Inapplicable.



     (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.








     (d) The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest, to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist in communications with other shareholders as required by
          Section 16(c) of the Investment Company Act of 1940.

                                     NOTICE

     A copy of the Agreement and Declaration of Trust of WSIS Series Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York, on this 28th day of February, 1996.


                                   WSIS SERIES TRUST



                                   By: /s/ E. William Smethurst, Jr.
                                      ------------------------------
                                      Name:   E. William Smethurst, Jr.
                                      Title:    Chairman of the Trust


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of February, 1996.



     SIGNATURE                               TITLE


/s/ E. William Smethurst, Jr.           Chairman of the Trust;
-----------------------------           Trustee
E. William Smethurst, Jr.


/s/ Robert Jackowitz                    Treasurer; Principal Financial
------------------------------          Officer; Principal Accounting
Robert Jackowitz                        Officer


       *                                Trustee
------------------------------
Peter S. Knight


                                        Trustee
------------------------------
David N. Dinkins


       *                                Trustee
------------------------------
Michael Steed

                                        *  By /s/ E. William Smethurst, Jr.
                                             ------------------------------
                                                  E. William Smethurst, Jr.
                                                  Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBIT NO.                        TITLE                              PAGE
-----------                        -----                              ----

  (11)                             Consent of Independent Public
                                   Accountants

  (27)                             Financial Data Schedule -
                                     Equity Value Fund

  (27)                             Financial Data Schedule -
                                     Small Capitalization Value Fund

  (27)                             Financial Data Schedule -
                                     High Yield Income Fund

  (27)                             Financial Data Schedule -
                                     Investment Grade Income Fund

  (27)                             Financial Data Schedule -
                                     Short-Term Investment Fund





                                      -11-